UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]Preliminary Proxy Statement

[  ]Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]Definitive Proxy Statement

[  ]Definitive Additional Materials

[  ]Soliciting Material Pursuant to Section 240.14a-12

CF Bankshares Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required

[  ]Fee paid previously with preliminary materials

[  ]Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

4960 E. Dublin Granville Road, Suite 400

Columbus, Ohio 43081

April 26, 2024

Fellow Stockholders:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Meeting”) of CF Bankshares Inc. (the “Company”) which will be held virtually, via live webcast, on Wednesday, May 29, 2024,  at 10:00 a.m., Eastern Daylight Saving Time.  You will be able to participate in the Meeting, vote and submit your questions during the Meeting via live webcast by visiting www.virtualshareholdermeeting.com/CFBK2024.

The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting.  Directors and officers of the Company, as well as one or more representatives of the Company’s independent registered public accounting firm, will be available during the Meeting to respond to any questions stockholders may have regarding the business to be transacted.    Attendance at the Meeting is limited to stockholders of record as of the close of business on April 5, 2024, their duly appointed proxies and guests of the Board of Directors and management.

Your vote is very important.  Whether or not you expect to participate in the virtual Meeting, please read the enclosed Proxy Statement and then complete, sign and return the enclosed proxy card promptly in the postage-paid envelope provided, or follow the procedures on the proxy card to vote your shares electronically via the Internet or by telephone, to ensure that your shares will be represented at the Meeting.

On behalf of the Board of Directors, management and all of the employees of CF Bankshares Inc., thank you for your continued interest and support.

Sincerely yours,

Timothy T. O’Dell

President and Chief Executive Officer

CF BANKSHARES INC.

4960 E. Dublin Granville Road, Suite 400

Columbus, Ohio 43081

(614) 334-7979

cf.bank

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 29, 2024

NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Stockholders (the “Meeting”) of CF Bankshares Inc. (the “Company”) will be held virtually, via live webcast, on Wednesday, May 29, 2024,  at 10:00 a.m., Eastern Daylight Saving Time, for the following purposes:

1.	To elect two (2) Directors to serve for terms of three (3) years each;
2.	To consider and vote upon a non-binding advisory resolution to approve the compensation of the Company’s named executive officers;
3.	To ratify the appointment of FORVIS LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024;
4.	To approve the First Amendment to the Company’s 2019 Equity Incentive Plan to increase the number of shares of common stock reserved for awards thereunder from 300,000 to 500,000; and
5.	To transact such other business as may properly come before the Meeting and any adjournment(s) thereof.

Record holders of the Voting Common Stock of the Company at the close of business on April 5, 2024 are entitled to receive notice of and to vote at the Meeting and any adjournment(s) of the Meeting.  A list of stockholders entitled to vote will be available for examination by any stockholder during the virtual Meeting via the Internet at www.virtualshareholdermeeting.com/CFBK2024 and will also be available for examination by any stockholder for the ten days preceding the Meeting during ordinary business hours at CF Bankshares Inc., 4960 E. Dublin Granville Rd., Suite 400, Columbus, Ohio 43081.

The Meeting will be held virtually via live webcast, and you will not be able to attend the Meeting in person.  Stockholders can listen to and participate in the Meeting live via the Internet at www.virtualshareholdermeeting.com/CFBK2024.  To participate in and vote at the Meeting, you will need the unique 16-digit control number (printed in the box marked with the arrow) on your proxy card. Instructions on how to connect to and participate in the Meeting are posted at www.virtualshareholdermeeting.com/CFBK2024.

Included with this Notice are the Company’s Proxy Statement for the Meeting, a form of proxy card and the Company’s 2023 Annual Report to Stockholders.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 29, 2024:  The Company’s Proxy Statement for the Meeting, including the form of proxy card, and the Company’s 2023 Annual Report to Stockholders, together with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, are available on our website at https://investor.cfbankonline.com/sec--filings/sec-filings-page/.

BY ORDER OF THE BOARD OF DIRECTORS

Timothy T. O’Dell

President and Chief Executive Officer

Columbus, Ohio

April 26, 2024

IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM.  PLEASE READ THE ENCLOSED PROXY MATERIALS AND FOLLOW THE PROCEDURES ON THE PROXY CARD TO VOTE YOUR SHARES ELECTRONICALLY, OR SIGN AND RETURN THE PROXY CARD IN THE SELF-ADDRESSED ENVELOPE ENCLOSED FOR YOUR CONVENIENCE.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

CF BANKSHARES INC.

4960 E. Dublin Granville Road, Suite 400

Columbus, Ohio 43081

(614) 334-7979

cf.bank

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 29, 2024

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors (the “Board of Directors” or the “Board”) of CF Bankshares Inc. (the “Company,” “we,” “us” or “our”) of proxies to be voted at the 2024 Annual Meeting of Stockholders of the Company (the “Meeting”) to be held, via live webcast in a virtual meeting format,  at 10:00 a.m., Eastern Daylight Saving Time, on May 29, 2024, and at any adjournment(s) thereof.  This Proxy Statement, the accompanying proxy card and the Company’s 2023 Annual Report to Stockholders are being first sent or given on or about April 26, 2024 to stockholders of record of the Company as of the close of business on April 5, 2024 (the “Record Date”).  The Board of Directors encourages you to read this Proxy Statement thoroughly and to take this opportunity to vote on the matters to be decided at the Meeting.

This Proxy Statement, including the form of proxy card, and the Company’s 2023 Annual Report to Stockholders, together with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, are also available on our website at https://investor.cfbankonline.com/sec--filings/sec-filings-page/.

PARTICIPATING IN THE MEETING AND VOTING PROCEDURES

HOW DO I PARTICIPATE IN THE MEETING?

We will be hosting the Meeting live via the Internet.  You will not be able to attend the Meeting in person.  Any stockholder can listen to and participate in the Meeting live via the Internet at www.virtualshareholdermeeting.com/CFBK2024.  The webcast will start at 10:00 a.m., Eastern Daylight Saving Time, on May 29, 2024.  If you are a holder of Voting Common Stock of the Company as of the close of business on the Record Date (referred to as a “stockholder of record”), you may vote and submit questions while connected to the Meeting on the Internet.

Instructions on how to connect and participate in the Meeting are posted at www.virtualshareholdermeeting.com/CFBK2024.  You will need to have your 16-digit control number (printed on your proxy card) to listen to and participate in the Meeting.

It is recommended that you log into the Internet website for the Meeting at least 15 minutes before the Meeting to ensure you have sufficient time to complete the check-in procedures.  A replay of the audio webcast will be available on our website for approximately one year following the Meeting.

You do not need to participate in the virtual Meeting to vote.  Even if you plan to participate in the virtual Meeting, please submit your vote in advance in accordance with the instructions contained in this Proxy Statement and on the form of proxy card.

WHO IS ENTITLED TO VOTE?

You are entitled to vote your shares of the Company’s Voting Common Stock if the Company’s records show that you held your shares as of the close of business on the Record Date.  As of the close of business on the Record Date, a total of 5,289,019 shares of Voting Common Stock of the Company were outstanding and entitled to vote.  Each share of the Company’s Voting Common Stock entitles the holder thereof to one vote on each matter presented at the Meeting, except as described below.

As provided in the Company’s Certificate of Incorporation, a person (either a natural person or an entity) who, as of the close of business on the Record Date, beneficially owned, either directly or indirectly, a total number of shares of the Company’s Voting Common Stock in excess of 10% of the total outstanding shares of the Company’s Voting Common Stock (the “10% limit”) is not entitled to vote any of such person’s shares in excess of the 10% limit, and those shares in excess of the 10% limit are not treated as outstanding for voting purposes.  For purposes of calculating the 10% limit, a person is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person.  The Certificate of Incorporation authorizes the Board of Directors to (i) make all determinations necessary to implement and apply the 10% limit, including determining whether persons are acting in concert, and (ii) demand that any person who is reasonably believed to beneficially own stock in excess of the 10% limit supply information to the Company to enable the Board of Directors to implement and apply the 10% limit.

HOW DO I VOTE?

If you are a stockholder of record, you may vote (i) by participating in the virtual Meeting and voting during the meeting (go to www.virtualshareholdermeeting.com/CFBK2024), (ii) by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope or (iii) by following the procedures on the proxy card to vote your shares electronically via the Internet or by telephone.

If you hold your shares through a broker, bank or other nominee, you are considered to hold your shares in “street name,” and you should have received separate voting instructions from your bank, broker or other nominee describing how to vote your shares.  You should follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares.  The availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee.  Shares of Voting Common Stock held beneficially in street name may not be voted by the beneficial owner during the Meeting.

HOW WILL MY SHARES BE VOTED?

Shares of the Company’s Voting Common Stock which are represented by a properly-executed proxy card that is received by the Company no later than May 28, 2024, or properly-authenticated Internet or telephone voting instructions that are submitted prior to the deadline for doing so, and not subsequently revoked, will be voted in accordance with your instructions by your “proxies” (the individuals named in the voting instructions or on your proxy card).  If you timely submit a valid proxy card prior to the Meeting, or timely submit your voting instructions via the Internet or by telephone, but do not complete the proxy card or voting instructions, your proxies will vote your shares as recommended by the Board of Directors, except in the case of broker non-votes where applicable, as follows:

•	“FOR” the election as Directors of the Company of the two (2) nominees listed below under the heading “PROPOSAL 1 – ELECTION OF DIRECTORS”;
•	“FOR” the non-binding advisory resolution to approve the compensation of the Company’s named executive officers as disclosed in this Proxy Statement;
•	“FOR” the ratification of the appointment of FORVIS, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024; and
•	“FOR” the approval of the First Amendment to the Company’s 2019 Equity Incentive Plan to increase the number of shares of common stock reserved for awards thereunder from 300,000 to 500,000.

If any other matters are properly presented for voting during the Meeting, the persons appointed as proxies will vote on those matters, to the extent permitted by applicable law, in accordance with their best judgment.  No appraisal or dissenters’ rights exist for any action proposed to be taken during the Meeting.

If a beneficial owner does not provide appropriate voting instructions to any broker or other nominee holding the shares of Voting Common Stock of such beneficial owner in street name, the stock exchange rules and regulations applicable to brokers and other nominees allow them to vote such shares on “routine” matters without instructions from the beneficial owner.  If a proposal is considered a “non-routine” matter, the broker or other nominee may vote the shares of Voting Common Stock held in street name on the proposal only if the beneficial owner of such shares has provided voting instructions.  A broker non-vote occurs when the broker or other nominee is unable to vote on a proposal because the proposal is considered a “non-routine” matter and the beneficial owner does not provide appropriate voting instructions.

Of the proposals to be presented at the Meeting, only the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 3) qualifies as a “routine” matter.  Each of the other proposals (Proposals 1, 2 and

4) is considered a “non-routine” matter and, therefore, your broker may vote on these matters only if you provide voting instructions.  Accordingly, it is important that you provide instructions to your broker.

CAN I REVOKE OR CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

You may revoke your proxy at any time before the vote is taken during the Meeting.  To revoke your proxy, you must take one of the following actions: (i) advise the Corporate Secretary of the Company in writing of the revocation of your proxy, which must be received no later than May 28, 2024; (ii) deliver to the Company another proxy that bears a later date (only your latest completed, signed and dated proxy card received by May 28, 2024, will be counted); (iii) submit a later-dated vote electronically via the Internet or by telephone (only your latest Internet or telephone voting instructions received by 11:59 p.m., Eastern Daylight Saving Time, on May 28, 2024, will be counted); or (iv) participate in the virtual Meeting live via the Internet and vote your shares during the Meeting.  Participating in the virtual Meeting will not, by itself, revoke your proxy.  The last-dated proxy or vote you submit (by any means) will supersede any previously submitted proxy or vote. If you have instructed your broker, bank or other nominee to vote your shares, you must follow the directions received from your broker, bank or other nominee to revoke a previously delivered proxy.

WHAT CONSTITUTES A QUORUM FOR THE MEETING?

A quorum exists if a majority of the outstanding shares of Voting Common Stock entitled to vote at the Meeting (after subtracting any shares in excess of the 10% limit) is present in person or represented by proxy at the Meeting. The Meeting will be held if a quorum exists at the Meeting.  If you return valid proxy instructions or participate in the virtual Meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting.  Broker non-votes also will be counted for purposes of determining a quorum.  If there are not sufficient shares present or represented by proxy at the Meeting to constitute a quorum, the Meeting may be adjourned in order to permit the further solicitation of proxies.

WHAT VOTE IS REQUIRED FOR EACH PROPOSAL?

The following describes the required vote on each proposal so long as a quorum is present at the Meeting.

•     Proposal 1 – Election of Directors

Under Delaware law and the Company’s Amended and Restated Bylaws (the “Bylaws”), Directors are elected by a plurality of the votes cast.  This means that the two  (2) nominees receiving the greatest number of votes “FOR” election will be elected as Directors.  Shares as to which the authority to vote is withheld and broker non-votes will not affect whether a nominee has received sufficient votes to be elected.

•   Proposal 2 – Non-Binding Advisory Resolution to Approve the Compensation of the Company’s Named Executive Officers

The affirmative vote of a majority of the votes cast is required to approve the non-binding advisory resolution to approve the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement.  Abstentions and broker non-votes will not be counted as votes “FOR” or “AGAINST” this proposal and will have no effect on the outcome of this proposal.

•    Proposal 3 – Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm

The affirmative vote of a majority of the votes cast is required to ratify the appointment of FORVIS, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024.  Abstentions will not be counted as votes “FOR” or “AGAINST” this proposal and will have no effect on the outcome of this proposal.

•    Proposal 4 – To approve the First Amendment to the Company’s 2019 Equity Incentive Plan to increase the number of shares of common stock reserved for awards thereunder from 300,000 to 500,000.

The affirmative vote of a majority of the votes cast is required to approve the First Amendment to the Company’s 2019 Equity Incentive Plan. Abstentions and broker non-votes will not be counted as votes “FOR” or “AGAINST” this proposal and will have no effect on the outcome of this proposal.

WHO WILL COUNT THE VOTE?

Broadridge Financial Solutions, Inc. (“Broadridge”), a servicing company for the financial industry, will tally the votes at the Meeting, which will be certified by an inspector of elections.  The Board of Directors has designated Kevin J. Beerman,  Executive Vice President and Chief Financial Officer, to act as the inspector of elections for the Meeting.  Mr. Beerman is an officer of the Company and an officer and employee of the Company’s wholly-owned operating subsidiary, CFBank, National Association (“CFBank”).

IS THE BOARD OF DIRECTORS AWARE OF ANY OTHER MATTERS THAT WILL BE PRESENTED AT THE ANNUAL MEETING?

The Company’s Board of Directors is not aware of any other matters to be presented at the Meeting.  If any matters not described in this Proxy Statement are properly presented at the Meeting, the persons named in the proxy card will use their best judgment to determine how to vote your shares.

WHO PAYS THE COST OF PROXY SOLICITATION?

The Company will pay the costs of preparing, printing and mailing/delivering this Proxy Statement, the accompanying proxy card, the Company’s 2023 Annual Report to Stockholders and other related materials and all other costs incurred in connection with the solicitation of proxies on behalf of the Company’s Board of Directors, other than the Internet access or telephone usage fees incurred by a stockholder when voting electronically.  Although we are soliciting proxies by mailing these proxy materials to our stockholders, the directors, officers and employees of the Company and of our subsidiary, CFBank, may also solicit proxies by further mailing, personal contact, telephone or electronic mail without receiving any additional compensation for such solicitations.  Arrangements will also be made with brokerage firms, banks and other nominees that are record holders of shares of Voting Common Stock of the Company for the forwarding of solicitation materials to the beneficial owners of such shares.  The Company will reimburse these brokers, banks and other nominees for their reasonable out-of-pocket costs incurred in sending proxy materials to the beneficial owners of the Company’s Voting Common Stock.

WHO SHOULD I CALL IF I HAVE QUESTIONS?

If you have questions concerning this proxy solicitation, or the proposals to be considered at the Meeting, please call Timothy T. O’Dell, President and Chief Executive Officer, at (614) 334-7979.

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to Be Held on May 29, 2024:

The Company’s Proxy Statement for the Annual Meeting, including the form of proxy card, and the Company’s 2023 Annual Report to Stockholders, together with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, are available on our website at https://investor.cfbankonline.com/sec--filings/sec-filings-page/.

CORPORATE GOVERNANCE

DIRECTOR INDEPENDENCE

The Board of Directors of the Company has determined that each of the following directors of the Company is “independent” as that term is defined by applicable listing standards of the NASDAQ Marketplace Rules and by applicable rules of the Securities and Exchange Commission (the “SEC”):  Thomas P. Ash, Edward W. Cochran, James Frauenberg, Robert E. Hoeweler, Sundeep Rana, and David L. Royer.  Timothy O’Dell does not qualify as “independent” as a result of serving as the President and Chief Executive Officer of the Company and the Chief Executive Officer of CFBank.

The NASDAQ Marketplace Rules include a number of requirements for a director to be determined independent, including that the director not be an employee of the Company and not be engaged in various types of business dealings with the Company and its subsidiaries.  As required by the NASDAQ Marketplace Rules, the Board of Directors has made a subjective determination as to each independent director that no relationships exist that, in the opinion of the Board, would interfere with the exercise of his independent judgment in carrying out the responsibilities of a director.  In making these determinations, the Board of Directors reviewed and discussed information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to the Company and CFBank, including those described under the heading “Certain Relationships and Related Party Transactions”  beginning on page 10 of this Proxy Statement.

BOARD LEADERSHIP STRUCTURE

The Company’s current Chairman, Robert E. Hoeweler, has served in this capacity since August 24, 2012.  Mr. Hoeweler has extensive experience in the banking industry and intimate familiarity with the operations of financial institutions. As a result, he is able to provide unique insights as Chairman that are valuable to the Board in determining and overseeing the strategic direction of the Company.

Currently, the Board of Directors has placed the responsibilities of Chairman with an “independent” member of the Board, which we believe provides strong accountability between the Board and our management team.  Our Chairman is responsible for providing leadership to the Board of Directors and facilitating communication among the directors, setting the Board meeting agendas in consultation with the President and Chief Executive Officer, and presiding at Board meetings.  The Chairman also actively oversees the activities and controls of the Company and CFBank. This delineation of duties between the Chairman and the President and Chief Executive Officer allows the Company’s President and Chief Executive Officer to focus his attention on managing the day-to-day business of the Company and CFBank.  We believe this structure provides strong leadership for our Board while positioning our President and Chief Executive Officer as the leader of the Company in the eyes of our customers, employees, stockholders and other stakeholders.

The Board also believes that the Company and its stockholders are best served by a Board that has the flexibility to establish and change the Board’s leadership structure from time to time to fit the needs of the Company.  Pursuant to the Company’s Corporate Governance Guidelines, the Board of Directors has the power and authority to combine or separate the positions of Chairman and President/Chief Executive Officer.  Thus, from time to time, the Board may consider combining the roles of President/Chief Executive Officer and Chairman, and/or appointing a Lead Independent Director.  These decisions will be dependent upon the needs of the Company at that time, including the composition of the Board and the availability, willingness and qualifications of candidates to serve as Chairman and/or Lead Independent Director, as well as other factors.

BOARD ROLE IN RISK OVERSIGHT

The Board of Directors has overall responsibility for consideration and oversight of risks facing the Company and CFBank and is responsible for ensuring that material risks are identified and managed appropriately.  The Board delegates to its committees certain risk management oversight responsibilities related to their specific areas of responsibility.  The Audit Committee is responsible for overseeing financial risk exposure and the steps management is taking to monitor and control such exposure.  The Compensation and Management Development Committee oversees the management of risks arising from our compensation programs, policies and practices for our executives and employees that would be reasonably likely to have a material adverse effect on the Company.   The Corporate Governance and Nominating Committee oversees risks related to corporate governance, including those related to performance and composition of the Board and the independence of Board members.  Directors discuss risk and risk mitigation strategies with management within these committees.  All risk oversight discussions are included in committee and other reports to the full Board of Directors.

BOARD MEETINGS AND COMMITTEES

The Board of Directors of the Company holds regular meetings and special meetings as may be called from time to time in accordance with the Bylaws.  During 2023, the Company’s Board of Directors held twelve (12) meetings. The Board of Directors of CFBank has the same composition as the Board of the Company and holds regular meetings monthly and any special meetings as may be called from time to time in accordance with the Bylaws of CFBank.  During 2023, CFBank’s Board of Directors held twelve (12) meetings.  No director during the period he served in 2023 attended less than 75% of the aggregate of the total number of meetings held by the Board and the total number of meetings held by all committees of the Board on which he served.

The Board’s principal standing committees during 2023 were the Audit Committee, the Compensation and Management Development Committee, and the Corporate Governance and Nominating Committee.  Information regarding the functions of the Board’s committees, their present membership and the number of meetings held by each committee during fiscal 2023 is set forth below.  All committees operate under formal written charters adopted by the Board of Directors.  The charters of the Audit Committee, the Compensation and Management Development Committee, and the Corporate Governance and Nominating Committee are available in the “Investor” section of our website at

http://investor.cfbankonline.com/overview/governance-documents.

AUDIT COMMITTEE.  The Audit Committee provides assistance to the Board in fulfilling its oversight responsibility relating to the integrity of our consolidated financial statements and the financial reporting processes, the systems of internal accounting and financial controls, compliance with legal and regulatory requirements, the annual independent audit of our consolidated financial statements, the qualifications and independence of our independent registered public accounting firm, the performance of our internal audit function and of our independent registered public accounting firm, and any other areas of potential financial risk to the Company as specified by the Board.  The Audit Committee also is responsible for the appointment, retention and oversight of our independent registered public accounting firm, including pre-approval of all audit and non-audit services to be performed by the independent registered public accounting firm, and for the review and approval, on an ongoing basis, of all related-party transactions for potential conflict-of-interest situations.  The Audit Committee Report appears on page 36 of this Proxy Statement.

During 2023, the Audit Committee held twelve  (11) meetings.  The following directors currently serve as members of the Audit Committee:

Audit Committee Members
Thomas P. Ash (Chair)
Edward W. Cochran
James H. Frauenberg
Sundeep Rana
David L. Royer

Each director who currently serves on the Audit Committee qualifies, and each director who served as a member of the Audit Committee during 2023 qualified, as “independent” under the standards set forth in the NASDAQ Marketplace Rules and Rule 10A-3 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).  None of such members of the Audit Committee has participated in the preparation of the financial statements of the Company or any of its current subsidiaries at any time during the past three years, and all of such members are able to read and understand fundamental financial statements, including our balance sheet, income statement and cash flow statement. The Board has also determined that Thomas P. Ash, the Chair of the Audit Committee, qualifies as an “audit committee financial expert” under applicable regulations of the SEC.

COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE.  The Compensation and Management Development Committee (the “Compensation Committee”) has overall responsibility for reviewing, evaluating and approving the director, officer and employee compensation plans, policies and programs of the Company and CFBank.  The Compensation Committee is responsible for administering our equity compensation plans and for establishing, in consultation with executive management, the Company’s general compensation philosophy and overseeing the development and implementation of executive compensation programs.

During 2023, the Compensation Committee held two  (2) meetings.  The following directors currently serve as members of the Compensation Committee:

Compensation Committee Members
Robert E. Hoeweler (Chair)
Edward W. Cochran
James H. Frauenberg

Each director who currently serves on the Compensation Committee qualifies, and each director who served as a member of the Compensation Committee during 2023 qualified, as “independent” under the standards set forth in the NASDAQ Marketplace Rules.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE.  The Corporate Governance and Nominating Committee is responsible for identifying qualified director candidates and recommending to the Board of Directors the director nominees for election, nomination or appointment to the Board.  The Corporate Governance and Nominating Committee considers nominees in the context of standards codified in its charter and in the Board’s Corporate Governance Guidelines.  The Committee also provides oversight on matters involving the size, composition and operation of the Board, including in the areas of committee membership and committee chairpersons.  The Committee also leads the Board in its annual review of the Board’s performance.  The Corporate Governance and Nominating Committee is authorized to employ professional search firms to assist in identifying potential director candidates with the desired skills and disciplines for election, nomination or appointment to the Board of Directors.  No such firms were engaged or otherwise utilized during 2023. The full Board of Directors exercises authority over the final approval of director candidates for election, nomination or appointment to the Board of Directors, based on the recommendation of the Corporate Governance and Nominating Committee.

During 2023, the Corporate Governance and Nominating Committee held one (1) meeting.  The following directors currently serve as members of the Corporate Governance and Nominating Committee:

Corporate Governance and Nominating Committee Members
Edward W. Cochran (Chair)
Robert E. Hoeweler
David L. Royer

Each director who currently serves on the Corporate Governance and Nominating Committee qualifies, and each director who served as a member of the Corporate Governance and Nominating Committee during 2023 qualified, as “independent” under the standards set forth in the NASDAQ Marketplace Rules.

NOMINATIONS OF DIRECTORS

Nominating Procedure

The Corporate Governance and Nominating Committee considers and recommends candidates, including incumbents, for election and appointment to the Board of Directors, subject to the provisions set forth in the Company’s Certificate of Incorporation and Bylaws.  Nominations are based on the criteria the Corporate Governance and Nominating Committee deems appropriate and consistent with the standards set forth in the Board’s Corporate Governance Guidelines.  Criteria considered by the Board may include the following: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable obligations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Company’s communities and shared values, as well as overall experience in the context of the needs of the Board as a whole.  The Company does not have a formal policy that requires the consideration of diversity in identifying nominees for election to the Board of Directors.  However, the Company’s Corporate Governance Guidelines provide for the Corporate Governance and Nominating Committee to consider diversity of viewpoints, backgrounds, experiences and demographics as one of the primary factors in identifying and recommending qualified candidates for Board membership. Nominations received from stockholders are considered and evaluated using the same criteria as all other nominations.

Nominations, other than those made by the Board of Directors after its review of the recommendations of the Corporate Governance and Nominating Committee, must be made by timely notice in writing to the Corporate Secretary as set forth in the Company’s Bylaws.  In general, to be timely, a stockholder’s notice must be received by the Company not less than ninety

(90) days before the date of the scheduled annual meeting; however, if less than one hundred (100) days’ notice or prior disclosure of the date of the scheduled annual meeting is given by the Company, the stockholder has until the close of business on the tenth (10th) day following the day on which notice or prior disclosure of the date of the scheduled annual meeting was made.  The stockholder’s notice must include:

(i)	As to each person whom a stockholder proposes to nominate for election or re-election as a director:

•

All information relating to the proposed nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and

(ii)	As to the stockholder giving the notice:

•	The name and address of the stockholder as they appear on the Company’s books; and
•	The class and number of shares of the Company’s capital stock that are beneficially owned by the stockholder.

The description above is a summary of the Company’s nominating process.  Any stockholder wishing to propose a director nominee to the Company must comply in full with the applicable procedures and requirements set forth in the Company’s Bylaws, the SEC’s proxy rules and Delaware law.

Stockholder Rights to Appoint Directors

On October 31, 2019, the Company issued and sold shares of the Company’s Voting Common Stock and shares of the Company’s Series C Preferred Stock in a private placement pursuant to a Securities Purchase Agreement dated October 25, 2019 (the “Securities Purchase Agreement”), among the Company, Castle Creek Capital Partners VII, L.P. (“Castle Creek”) and certain other accredited investors party thereto.  Effective May 28, 2020, all of the outstanding shares of the Company’s Series C Preferred Stock were converted into shares of Non-Voting Common Stock of the Company as contemplated by the terms of the Securities Purchase Agreement.  As of April 5, 2024, Castle Creek owned an aggregate of 504,299 shares of Voting Common Stock and 1,184,000 shares of Non-Voting Common Stock of the Company.  See “Beneficial Ownership of Company Common Stock” below for additional information.

Under the terms of the Securities Purchase Agreement, for so long as Castle Creek, together with its affiliates, owns in the aggregate at least 4.9% of the outstanding shares of Common Stock, Castle Creek is entitled to have one representative appointed to the boards of directors of the Company and CFBank, subject to the satisfaction of legal and regulatory requirements, or to designate one representative to attend the meetings of such boards of directors in a non-voting, non-participating observer capacity. Sundeep Rana, a Managing Principal of Castle Creek, currently serves as the director representative for Castle Creek on the boards of directors of the Company and CFBank.

SEC Universal Proxy Rule

SEC Rule 14a-19 now requires the use of a universal proxy card in contested director elections.  Under this “universal proxy rule,” a stockholder intending to engage in a director election contest with respect to an annual meeting of stockholders must give the Company notice of its intent to solicit proxies by providing the name(s) of the stockholder’s nominee(s) and certain other information at least 60 calendar days prior to the anniversary of the previous year's annual meeting date (except that, if the Company did not hold an annual meeting during the previous year, or if the date of the meeting has changed by more than 30 calendar days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made by the Company).

QUALIFICATIONS OF DIRECTORS

The Board of Directors has codified certain standards for directors in its Corporate Governance Guidelines.  These guidelines provide that the Board of Directors should encompass, among other things, a diverse range of viewpoints, backgrounds, experiences and demographics sufficient to build a Board that is effective, collegial and responsive to the Company’s operations and interests.  The Corporate Governance Guidelines also provide that Board membership should be based on judgment, character, expertise, skills and knowledge useful to the oversight of the Company’s business as well as on business or other relevant experience.  Further, consistent with the NASDAQ Marketplace Rules, these guidelines provide that at all times a majority of the Board must be “independent” as defined from time to time by the listing requirements of NASDAQ and any specific requirements established by the Board.  Each director also is expected to:

•	provide loyalty, direction and oversight to the business and management of the Company;
•	establish strategic direction of the Company;
•	exercise business judgment in the best interests of the Company;
•

possess sufficient familiarity with the Company’s principal operational and financial objectives and plans to ensure active and effective participation in the deliberations of the Board of Directors and each committee on which the director serves; and

•	possess the capacity to obtain a basic understanding of the Company’s results of operations and financial condition.

The Corporate Governance Guidelines are posted in the “Investor” section of the Company’s website at

http://investor.cfbankonline.com/overview/governance-documents.

The Company provided information on the self-identified gender and demographic background attributes of the individuals then serving on the Board of Directors of the Company in the section captioned “CORPORATE GOVERNANCE – Qualification of Directors – Board Diversity Matrix” of the Company’s proxy statement for the 2023 Annual Meeting of Stockholders (the “2023 Proxy Statement”).  The matrix below summarizes the self-identified gender and ethnic diverse attributes of the members of the Company’s Board of Directors as of April 26, 2024:

Board Diversity Matrix
Total Number of Directors	7

Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	-	7	-	-

Part II: Demographic Background
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	1	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	-	6	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-	-	-	-
Did Not Disclose Demographic Background	-	-	-	-

CODE OF ETHICS AND BUSINESS CONDUCT

The Board of Directors has adopted a Code of Ethics and Business Conduct, which applies to all of our directors, officers and employees, including directors, officers and employees of CFBank.  Our Code of Ethics and Business Conduct is posted in the “Investor” section of our website at http://investor.cfbankonline.com/overview/governance-documents.

BOARD MEMBER ATTENDANCE AT ANNUAL STOCKHOLDER MEETINGS

Although the Company does not have a formal policy regarding director attendance at annual stockholder meetings, directors are expected to attend these meetings absent extenuating circumstances.  All of our then-current directors attended last year’s annual meeting of stockholders.

COMMUNICATIONS WITH DIRECTORS

The Board of Directors has adopted a process by which stockholders and other interested parties may communicate with the Board, any individual director or any committee chair by e-mail or regular mail.  Communications by e-mail should be sent to bobhoeweler@CFBankmail.com.  Communications by regular mail should be sent to the attention of the Board of Directors; any individual director by name; Chair, Audit Committee; Chair, Compensation and Management Development Committee; or Chair, Corporate Governance and Nominating Committee, c/o Corporate Secretary, CF Bankshares Inc.,  4960 E. Dublin

Granville Road, Suite 400, Columbus, Ohio 43081.  Management will pass on all communications received to the appropriate director or directors without any screening.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Audit Committee is responsible for reviewing and overseeing policies designed to identify transactions with “related persons,” including directors, executive officers and beneficial owners of more than 5% of the Company’s capital stock and the immediate family members of any of the foregoing, that are material to the Company’s consolidated financial statements or otherwise require disclosure under applicable rules adopted by the SEC, including those transactions required to be disclosed under Item 404 of SEC Regulation S-K, or the rules of any other appropriate regulatory agency or body.  All such transactions must be approved in advance by the Audit Committee. In addition, under the terms of the Company’s Code of Business Conduct and Ethics, the Audit Committee is responsible for reviewing and overseeing all actions and transactions which involve the personal interest of a director or executive officer of the Company and determining in advance whether any such action or transaction represents a potential conflict of interest.  Further, under the terms of CFBank’s Insider Trading Policy and Affiliate Credit and Regulation O Policy, all loans made to directors or executive officers of the Company or one of our subsidiaries must be reported to the Senior Credit Officer and the Compliance Officer. All such related party loans must conform to the Company’s credit policy. To the extent any transaction represents an ongoing business relationship with the Company or any of our subsidiaries, such transaction must be reviewed annually and be on terms no more favorable than those which would be usual and customary in similar transactions between unrelated persons dealing at arm’s length.

On an annual basis, each director and each executive officer of the Company must complete a Directors’ and Officers’ Questionnaire which requires disclosure of any transaction, arrangement or relationship with the Company and/or any of our subsidiaries since the beginning of the last fiscal year in which the director or executive officer, or any related party or member of his or her immediate family, has or had a direct or indirect interest. As a part of its review process, CFBank compares information to track originations of any new loans for a director or an executive officer, or any related party or member of his or her immediate family, and reconciles all then-current account information to ensure the data has been gathered and recorded accurately.

Loan Transactions with CFBank

CFBank policy and the laws and regulations governing insured financial institutions require that any and all loans or extensions of credit made by CFBank to executive officers, directors or their immediate family members or related interests, must (i) be made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to CFBank, (ii) not involve more than the normal risk of collectability and (iii) not present any other unfavorable features.  In addition, loans made to a director or executive officer may not exceed an amount which, when aggregated with the amount of all other loans to such person and his or her related interests, is equal to 15 percent of CFBank’s unimpaired capital and unimpaired surplus in the case of loans not fully secured, and an additional 10 percent of CFBank’s unimpaired capital and unimpaired surplus with respect to loans that are fully secured. All loans outstanding to such related persons totaled $23,388,243 at December 31, 2023 and $8,298,456 at December 31, 2022, and were performing in accordance with their terms at such dates.

ANTI-HEDGING POLICY

The Company’s Insider Trading Policy prohibits all directors, officers and employees, including the Company’s executive officers, from engaging in short sales and certain other hedging transactions related to securities of the Company held by them.

PROPOSAL 1 –

ELECTION OF DIRECTORS

In accordance with the Bylaws of the Company, the number of directors is currently fixed at seven.  There are currently seven directors serving on the Board, with the following two directors currently serving terms that will expire at the Meeting: Edward W. Cochran and Timothy T. O’Dell.  The Corporate Governance and Nominating Committee of the Board of Directors has nominated the two directors named below for re-election as directors of the Company to serve three-year terms expiring at the annual meeting in 2027.

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NOMINEES
Edward W. Cochran Timothy T. O’Dell

Each nominee has consented to serve as a director if elected.  Should a nominee decline or be unable to serve, or for good cause will not serve, the Board of Directors reserves the right in its discretion to substitute another person as a nominee or to reduce the number of nominees.  In this event, the proxy holders may vote your shares in their discretion for any substitute nominee proposed by the Board of Directors unless you have withheld authority.  The individuals appointed as proxies cannot vote for more than two nominees for election as directors at the Meeting.

NOMINEES

The following sets forth information regarding each of the nominees for election as director of the Company.  Unless otherwise indicated, each director nominee has held his principal occupation for more than five years.

Edward W. Cochran has been engaged in the practice of law for over 48 years since graduating from Columbia University Law School in 1975.  He holds an undergraduate degree from Harvard University, where he was a Harvard National Scholar.  Mr. Cochran is admitted to practice before the United States Supreme Court, as well as the courts of Ohio, the U.S. District Court for the Northern District of Ohio, and the United States Circuit Courts of Appeal for the Second, Third, Sixth, Seventh and Ninth Circuits.  In addition, Mr. Cochran is involved in various business interests and is a successful investor.  Mr. Cochran has strong relationships in Cleveland and brings a valuable legal perspective and regulatory understanding to the Company and CFBank. Age 75.  Director since December 19, 2012.

Timothy T. O’Dell has been the CEO and a Director of the Company and CFBank since August 2012.  Prior to joining CFBank in 2012, Mr. O’Dell owned and operated a consulting and business investment company specializing in providing advisory services to a number of privately held enterprises in construction, health care, real estate and professional services.  Mr. O’Dell previously spent 22 years at Fifth Third Bank, and was a senior executive with Fifth Third’s Central Ohio operations for 12 of those years, concluding his tenure serving as President and Chief Executive Officer. At Fifth Third’s Central Ohio Affiliate, Mr. O’Dell also served as Executive Vice President and senior lender and managed its commercial banking and residential and commercial real estate divisions.  Previously he managed the Asset Based Lending Division for Fifth Third Bank engaged in financing growth companies and acquisition financing.  During his tenure, Fifth Third’s Central Ohio division grew by $4 billion in deposits and $5 billion in loans from organic growth and through strategic acquisitions.  Mr. O’Dell currently serves on the Archie Griffin Scholarship Board and has served on the Foundation and audit committees of  National Church Residences and the boards of the Columbus Chamber of Commerce and The Ohio State University Medical Center.  He was also a founding investor in the Ohio TechAngel Venture Fund.  Mr. O'Dell holds a B.B.A. from Marshall University.  Age 70.      Director since August 23, 2012.

Recommendation and Vote

Under Delaware law and the Bylaws, the two (2)  nominees for election as directors of the Company who receive the greatest number of votes “FOR” election will be elected directors.  Shares represented by properly executed proxy cards that are received prior to the Meeting and not subsequently revoked will be voted “FOR” the election of the nominees listed above unless authority to vote for one or more nominees is withheld.  Stockholders may withhold authority to vote for the entire slate as nominated or may withhold the authority to vote for an individual nominee.  Shares as to which the authority to vote is withheld and broker non-votes will be counted for quorum purposes but will not be counted toward the election of directors or toward the election of the individual nominees specified on the proxy card.

The Board of Directors recommends that you vote “FOR” the re-election of each of the nominees listed above.

CONTINUING DIRECTORS

The following sets forth information regarding each of the current directors of the Company whose terms will continue following the Meeting.  Unless otherwise indicated, each director has held his principal occupation for more than five years.  There are no family relationships among any of the directors (including director nominees) and executive officers of the Company.

Thomas P. Ash was Director of Governmental Relations at the Columbus, Ohio-based Buckeye Association of School Administrators (BASA) from August 2005 until his retirement in October 2019.  Prior to that time, Mr. Ash was Superintendent of Schools, Mid-Ohio Educational Service Center in Mansfield, Ohio from January 2000 through July 2005.   Mr. Ash was the Superintendent of Schools, East Liverpool City School District in East Liverpool, Ohio from August 1984 to December 1999.  As Superintendent at Mid-Ohio Educational Service Center and East Liverpool City School District, his experience included financial reporting and analysis, supervising and directing financial staff members, implementing and complying with U.S. generally accepted accounting principles (GAAP) reporting requirements, and developing internal controls.  Mr. Ash’s public-sector and advocacy experience, both on the local level in Columbiana County and on the state level, lends a perspective unique to the Board of Directors. Following his retirement from BASA, Mr. Ash has served as a part-time consultant with K-12 Business Consulting, which provides financial forecasting and chief executive officer searches for Ohio school districts.   Age 74.  Term expires in 2025.  Director since 1985.

James H. Frauenberg has been the principal owner of Addison Holdings, LLC since 2007, where he has been active in opening/owning new franchises for multiple retail chains including Five Guys Burgers and Fries and Flip Flop Shops.  He was the Senior Vice President with Checksmart Financial in Dublin, Ohio from 1995 to 2008.  Mr. Frauenberg’s strong financial and entrepreneurial skills bring a high level of insight and judgment to the Company and CFBank.  Age 48.  Term expires in 2025.  Director since August 23, 2012.

Robert E. Hoeweler has been the Chairman of the Board of the Company and CFBank since August 2012.  Since 1980, he has been the Chief Executive Officer of a diverse group of companies owned by the Hoeweler family, including Aluminum Extruded Shapes, Inc. (manufacturing), Hammond Communications Group (communications), and distribution, business services and venture capital entities.  He serves on the board of a major privately held waste management company.  He previously has served as the Chairman of two family led businesses in financial services, a midsized community bank and a major payment processing service company.  He brings diverse business and banking skills and experience to the Company and CFBank.  Age 76.  Term expires in 2026.  Director since August 23, 2012.

Sundeep Rana is a Managing Principal of Castle Creek Capital and sits on the firm’s Investment Committee.  Prior to joining Castle Creek Capital, he was a Senior Vice President with PCG Asset Management, LLC where he led the identification, analysis, due diligence and selection of private equity investments, including certain investments that involved the purchase of distressed banks and thrifts from the Federal Deposit Insurance Corporation. Mr. Rana began his career as an analyst with Goldman Sachs where he focused on company liquidity, capital, and mergers and acquisitions advisory.  Mr. Rana holds a Bachelor of Science in Finance from The Wharton School at the University of Pennsylvania, where he was a Joseph Wharton Scholar and graduated summa cum laude. Age 42.  Term expires in 2026.  Director since July 28, 2021.

David L. Royer is the Executive Vice President of Finance and Development for Continental Real Estate Companies (CREC). He is responsible for project development and capital procurement of various asset classes including apartments, student housing, office, retail and medical office property types. Previously, he served as Vice President of Finance and Development for CREC across a diverse set of commercial development projects.  Prior to joining CREC, David served as Vice President for Fifth Third Bank in their commercial real estate group.  He earned his finance degree from Miami University (1989) and

an MBA from The Ohio State University (1993).    David is a Past President of The Athletic Club of Columbus (2010), NAIOP of Central Ohio (2017), and Scioto Country Club (2021).  Prior board experience includes Junior Achievement of Central Ohio and First Community Village Foundation as well as advisory board roles for Sky Bank Central Ohio and FC Bank.  David is a member and advisor for the Columbus real estate firm, Kohr Royer Griffith, Inc.  David is also a current member of the Columbus Board of Realtors and the National Association of Realtors.  David brings extensive business experience and relationships that are valuable to the Company and CFBank.  Age 56.  Term expires in 2025.  Director since July 1, 2018.

2023 COMPENSATION OF DIRECTORS

Members of the Board of Directors who are not also officers or employees of the Company or CFBank (“non-employee directors”) receive certain fees for their service on the boards of directors of the Company and CFBank and committees thereof.  For 2023, each non-employee director received an annual base retainer in the amount of $37,538, payable in quarterly installments.  In addition, certain non-employee directors received additional retainer amounts for their service on committees and/or as Chair of certain committees of the Board of Directors, and Mr. Hoeweler received an additional retainer amount for his service as the nonexecutive Chairman of the Board of Directors.

Members of the Board of Directors are also eligible to receive restricted stock, stock options and other equity awards under the Company’s equity compensation plans, which equity awards are intended to provide incentives and rewards to the directors who, along with the Company’s management and employees, are largely responsible for the success and growth of the Company and its affiliates.  In January 2023, the Compensation Committee of the Board of Directors approved grants of shares of restricted stock to the non-employee directors of the Company as set forth in the table below.

The following table summarizes the compensation paid to each non-employee director during the year ended December 31, 2023.

	Director Compensation for 2023
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	All Other Compensation ($)		Total ($)
Thomas P. Ash	$42,656	$67,208	$3,018	(2)	$112,882
Edward W. Cochran	44,363	56,590	-		100,952
James Frauenberg II	37,538	56,590	-		94,127
Robert E. Hoeweler	73,369	81,988	-		155,357
Sundeep Rana (3)	37,538	56,590	-		94,127
David L. Royer	47,775	56,590	-		104,365

(1)The above amounts represent shares of restricted stock granted to directors under the Company’s 2019 Equity Incentive Plan on January 25, 2023  with a grant date fair value (computed in accordance with FASB ASC Topic 718) of $20.11 per share.

(2)Reflects the costs associated with life insurance benefits for Mr. Ash.

(3)Director fees and restricted stock awards were paid and issued to Castle Creek Advisors IV, LLC on behalf of Sundeep Rana.

EXECUTIVE OFFICERS

Provided below is information regarding each of the Company’s executive officers:

Name	Age	Position held with the Company and/or Subsidiaries

Timothy T. O’Dell	70	Chief Executive Officer of the Company and CFBank since August 2012. President of the Company since October 2015 and President of CFBank from October 2015 to October 2022.
Bradley J. Ringwald	50	President of CFBank since October 2022. Executive Vice President and Chief Commercial Banking Officer of CFBank from November 2020 to October 2022.
Kevin J. Beerman	51

Executive Vice President and Chief Financial Officer of the Company and CFBank since July 2021. Senior Vice President and Senior Financial Officer of the Company and CFBank from July 2020 to July 2021. Corporate Controller of the Company and CFBank from September 2018 to July 2020.

Marianne N. McKinney	49

Executive Vice President and Chief Operating Officer of CFBank since October 2022.  Executive Vice President and Senior Operations Officer of CFBank from March 2022 to October 2022. Senior Vice President and Senior Operations Officer of CFBank from September 2020 to March 2022.

C. Timothy Meder	59	Executive Vice President and Chief Commercial Credit Officer of CFBank since October 2022. Senior Vice President and Senior Credit Officer of CFBank from May 2017 to October 2022.

Mr. Ringwald has been the President of CFBank since October 2022.  He previously served as Executive Vice President and Chief Commercial Banking Officer of CFBank from November 2020 to October 2022.  Brad is an accomplished commercial banking executive with over 25 years of experience that includes leadership roles at several large regional banking institutions.  Prior to joining CFBank, Brad served from 2016 to 2018 as President, Commercial Banking for First Financial Bank with responsibility for the commercial banking markets, treasury management, and specialty lending areas.  Prior to this role, Brad led the corporate banking and specialty finance groups at First Financial Bank.  Brad also has experience in investment banking with Brady Ware Capital from 2019 to 2020 where he served as Director and launched the firm's expansion into the Cincinnati area.  Mr. Ringwald holds a bachelor’s degree in Accounting from Miami University.

Mr. Beerman has been the Executive Vice President and Chief Financial Officer of the Company and CFBank since July 2021.  He previously served as Senior Vice President and Senior Financial Officer of the Company and CFBank from July 2020 to July 2021, and as Corporate Controller from September 2018 to July 2020.    Mr. Beerman has over 25 years of financial experience, which includes over 15 years in public accounting, as well as having a diverse finance and operations background.  Prior to joining CFBank, Mr. Beerman spent five years with a commercial real estate finance company, most recently as its CFO.  Mr. Beerman holds a bachelor’s degree in Accounting from Capital University.

Ms. McKinney has been the Executive Vice President and Chief Operating Officer of CFBank since October 2022.  She previously served as Senior Operations Officer of CFBank from September 2020 to October 2022. Prior to her appointment as Senior Operations Officer, Ms. McKinney served as the Compliance, BSA and CRA Officer at CFBank since joining the company in November 2013. While in the role of Compliance, BSA and CRA Officer at CFBank, Ms. McKinney was promoted to a Senior Vice President. During her tenure, her role has expanded with responsibilities across multiple operational areas. Ms. McKinney has over 25 years banking experience which includes retail management, retail segment risk and operations.  Prior to joining CFBank, Ms. McKinney worked in two larger regional banking institutions with various roles which included VP, General Manager and VP, Retail Segment Risk Manager.  Ms. McKinney holds a bachelor’s degree from The Ohio State University.

Mr. Meder has been the Executive Vice President and Chief Commercial Credit Officer of CFBank since October 2022.  He previously served as the Senior Vice President and Senior Credit Officer since joining CFBank in May 2017.  Prior to joining CFBank, Mr. Meder was a Director at Lazear Capital Partners, facilitating ESOP engagements and M&A advisory in their Columbus, Ohio office.  Prior to this role, Mr. Meder spent 10 years at Fifth Third Bank in increasing roles of responsibility in Commercial Credit, including eight years as Regional Credit Officer in Middle Market with responsibility for three states in the Midwest.  Mr. Meder has over 25 years of experience in various Commercial banking roles, and holds a Bachelor’s degree in Economics from The Ohio State University.

The biography for Mr. O’Dell is included in the section entitled “PROPOSAL 1 – ELECTION OF DIRECTORS – Nominees” above.

COMPENSATION OF EXECUTIVE OFFICERS

OVERVIEW OF COMPENSATION PROGRAMS

The Compensation Committee of the Board has overall responsibility for reviewing, evaluating and approving the director, officer and employee compensation plans, policies and programs of the Company and CFBank.  The Compensation Committee is responsible for administering our equity compensation plans and for establishing, in consultation with executive management, the Company’s general compensation philosophy and overseeing the development and implementation of executive compensation programs.  The responsibilities of the Compensation Committee include, but are not limited to: evaluating and approving goals and objectives relevant to compensation of the President and Chief Executive Officer and other executives; evaluating the performance of those executive officers in light of those goals and objectives; and recommending to the Board compensation policies for non-employee directors.

Historically, the Company’s compensation programs for executive officers used base salary as the primary source of compensation. However, in recent years, the Company has shifted a significant part of executive officers’ compensation to incentive-based compensation that is tied to the performance of the Company.  In addition, other forms of compensation are utilized to supplement base salary and incentive compensation, including equity incentive awards, retirement plans, health and life insurance benefits, and other perquisites including car and mobile phone allowances.

The Compensation Committee regularly reviews the Company’s compensation programs to ensure that controls are in place to ensure that employees are not presented with the opportunity to take unnecessary or excessive risks that could threaten the value of the Company.  The Committee reviews and approves both the Company-wide and individual performance objectives that are used to determine how incentive payments are determined. The performance metrics are based on customary financial institution performance metrics as well as peer comparisons and trend analysis.

During 2023 and 2022, the Compensation Committee engaged Bank Compensation Consulting (BCC) to provide advice and assistance regarding potential benefits and compensation practices and programs for executive officers, senior leadership, and directors. This included advice and assistance in developing and implementing the Deferred Cash Incentive Agreements for certain officers of CFBank.  See section titled “—Deferred Cash Incentive Agreements” for additional information.

COMPENSATION PHILOSOPHY AND OBJECTIVES

The Company’s compensation programs are designed to provide market-relevant incentives and rewards to employees in positions of leadership who are largely responsible for the success and growth of the Company and CFBank, and to assist the Company and CFBank in attracting executives and other key employees with experience and ability.  Our compensation objectives begin with the premise that our success depends on the dedication and commitment of the employees in key management positions, and our compensation programs are intended to incentivize those employees to successfully implement our business strategy and corporate goals. We base our compensation practices on meeting the demands of the employment market, aligning the compensation of our employees with our stockholders’ interests, and driving superior performance.

Our compensation programs are designed to reward employees based upon their management responsibilities, performance levels, and their ability to create long-term value. Other considerations in the design of our compensation programs include safe and sound operation of CFBank; management of business risk; experience levels to operate in a complex business environment; and the retention and development of incumbent executive management.  The Company’s compensation program includes an annual review and adjustment to base salary based on company-wide and individual performance objectives by which each employee’s contribution to the Company’s success is measured.

The Company believes that its incentive compensation arrangements appropriately balance risk and financial results in a manner that does not expose the Company to imprudent risk-taking.  As such, the Company’s incentive compensation arrangements take into account the risks, as well as the financial benefits, from the employee’s activities and the impact of those activities on the Company’s safety and soundness.  In addition to the compensation programs being balanced in design, the implementation is such that the actual payouts of incentive compensation may vary based on risks or risk outcomes.  Appropriate personnel have input into the process to assess the effectiveness of these processes in discouraging imprudent risk-taking.  In addition, the Company monitors performance against key measurements and reserves the flexibility to revise the payout of incentive compensation as needed to reflect risks appropriately.

COMPONENTS OF COMPENSATION

Our executive compensation program is designed to be simple, competitive and link pay to performance.  For 2023, the compensation paid to our executive officers consisted of the following components:

•	base salary;
•	restricted stock awards granted under our 2019 Equity Incentive Plan;
•	performance-based cash incentive awards under our Incentive Compensation Plan and Deferred Cash Incentive Agreements; and
•	401(k) plan matching contributions and car and mobile phone allowances for certain executive officers.

In August 2016, the Company adopted the CF Bankshares Inc. Incentive Compensation Plan (the “Incentive Compensation Plan”), pursuant to which the Compensation Committee and/or executive management are authorized to grant employees of the Company or CFBank the opportunity to earn awards of incentive compensation based on the achievement of performance objectives established by the Committee.  In connection with the Company’s performance in 2023, the Compensation Committee and the Board of Directors approved the grant of certain cash and equity awards to Timothy O’Dell,  Kevin Beerman and Brad Ringwald under the Incentive Compensation Plan.  For additional information regarding the Incentive Compensation Plan and the awards granted thereunder, see “— Incentive Compensation Plan Information” below.

In 2021 and 2022, CFBank entered into Deferred Cash Incentive Agreements with certain executive officers and employees, including Timothy O’Dell, Kevin Beerman and Bradley Ringwald, pursuant to which the participants were eligible to receive deferred cash incentive awards based on certain Company performance objectives.  See “—Deferred Cash Incentive Agreements” below for additional information.

The Company and CFBank have entered into employment agreements with Timothy T. O’Dell, Kevin Beerman and Brad Ringwald.  See “—Employment Agreement” below for additional information.

2023 COMPENSATION

In accordance with the rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company’s President and Chief Executive Officer and certain of its other most highly compensated executive officers of the Company for the years ended December 31, 2023 and 2022.  The “named executive officers” included in the Summary Compensation Table below are Timothy T. O’Dell, President and Chief Executive Officer of the Company and Chief Executive Officer of CFBank; Kevin J. Beerman, Executive Vice President and Chief Financial Officer of the Company and CFBank; and Bradley J. Ringwald, President of CFBank.

Summary Compensation Table
Name and Principal Position	Year	Salary	Stock Awards (1)	Non-equity Incentive Plan Compensation (2)	Nonqualified Deferred Compensation earnings (3)	All Other Compensation (4)	Total
Timothy T. O'Dell	2023	$500,000	$356,249	$192,867	$-	$31,380	$1,080,496
President and Chief Executive Officer of the Company and	2022	$475,000	$307,146	$504,688	$-	$23,090	$1,309,924
Chief Executive Officer of CFBank

Bradley J. Ringwald	2023	$325,000	$111,960	$171,514	$2,599	$11,011	$622,084
President of CFBank	2022	$300,000	$110,605	$179,444	$1,016	$9,355	$600,420

Kevin J. Beerman	2023	$215,000	$93,300	$82,933	$1,733	$9,484	$402,449
Executive Vice President and Chief Financial Officer of the	2022	$200,000	$80,440	$96,829	$677	$8,691	$386,637
Company and CFBank

(1)Reflects the aggregate grant date fair value (computed in accordance with FASB ASC Topic 718) of shares of restricted stock awarded to each named officer for the years ended December 31, 2023 and 2022.  No named executive officer received any stock option awards during 2023 and 2022.

(2)Reflects cash amounts earned by the named executive officer for the applicable year under the Incentive Compensation Plan.  Amounts for 2023 for Messrs. O’Dell, Ringwald and Beerman also include $42,867, 27,864 and $18,433,  respectively, of deferred incentive awards that were earned and credited to their respective deferral accounts under their Deferred Cash Incentive Agreements.  Amounts for 2022 for Messrs. Ringwald and Beerman also include  $31,244 and $20,829, respectively, of deferred incentive awards that were earned and credited to their respective deferral accounts under their deferred cash incentive agreements.  Mr. O’Dell voluntarily received $150,000 as his 2023 cash incentive, a reduction of $300,000 in his cash incentive, which coupled with him waiving his deferred incentive award for 2022, totaled $350,000 in voluntary reductions.

(3)Reflects above market earnings on compensation deferred for Mr. Ringwald and Mr. Beerman under their respective Deferred Cash Incentive Agreements.

(4)The amounts shown in the “All Other Compensation” column represent employer matching contributions to the 401(k) plan, car and mobile phone allowances, employee referral incentives and premiums for group term life insurance paid with respect to each named executive officer.

EQUITY COMPENSATION PLAN INFORMATION

On May 29, 2019, the stockholders of the Company approved the CF Bankshares Inc. 2019 Equity Incentive Plan (the “2019 Plan”).  The 2019 Plan was developed to provide incentives and rewards to those employees and directors who are largely responsible for the success and growth of the Company and its affiliates, and to assist the Company and CFBank in attracting and retaining directors, executive officers and other key employees with experience and ability.  The 2019 Plan provides for discretionary grants of stock options, stock appreciation rights and restricted stock.  Stock Options expire after ten years and vest over a three-year period; the exercise price of the options is set based upon the fair market value of our Common Stock at the date of the grant.  Shares of restricted stock vest over a three-year period beginning on the first anniversary of the grant date.

The 2019 Plan replaced the CF Bankshares Inc. 2009 Equity Compensation Plan (the “2009 Plan”), which was approved by the stockholders of the Company on May 21, 2009.  Similar to the 2019 Plan, the 2009 Plan provided for discretionary grants of stock options, stock appreciation rights and restricted stock.  Stock Options granted under the 2009 had ten-year expiration dates and were subject to vesting over a three-year period, and shares of restricted stock granted under the 2009 Plan were subject to vesting over a three-year period.  The 2009 Plan terminated in accordance with its terms on March 19, 2019 and, as a result, no further awards may be granted under the 2009 Plan.

Awards for 2023 Fiscal Year

Effective as of January 25, 2023, the Compensation Committee approved the grant of 17,715 shares of restricted stock to Mr. O’Dell under the Company’s 2019 Plan.  The shares of restricted stock vest ratably over a three-year period, with one-third of the shares vesting on January 25, 2024.

Outstanding Equity Awards at Fiscal Year End

The following table shows information regarding equity awards outstanding to our named executive officers as of December 31, 2023.  All outstanding equity awards consist of shares of restricted stock granted under the 2019 Plan.

Outstanding Equity Awards at Fiscal Year-End for 2023
	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#) (1)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)

Timothy T. O'Dell	33,715	$657,443

Bradley J. Ringwald	10,499	$204,731

Kevin J. Beerman	6,666	$129,987

(1)Unvested Restricted Stock Awards as of December 31, 2023 have a vesting date or will vest as follows:

Date	Mr. O'Dell	Mr. Ringwald	Mr. Beerman
1/15/24	6,000	-	-
1/25/24	5,905	1,834	1,334
2/15/24	-	1,667	1,167
2/22/24	-	1,666	333
5/25/24	5,000	-	-
1/25/25	5,905	1,833	1,333
2/15/25	-	1,666	1,166
5/25/25	5,000	-	-
1/25/26	5,905	1,833	1,333
	33,715	10,499	6,666

(2)Market Value was computed by multiplying the closing market price of the Company’s common stock at 2023 fiscal year-end ($19.50) by the number of restricted stock shares.

Incentive Compensation Plan INFORMATION

On August 11, 2016, the Company adopted the Incentive Compensation Plan to enable it to attract and retain skilled employees, increase organizational and employee performance, promote employee retention, and allow personnel costs to vary along with revenues, all while appropriately balancing risk and financial rewards.

Under the Incentive Compensation Plan, the Compensation Committee is authorized to select and/or approve the employees of the Company or any of its wholly-owned subsidiaries who are eligible to participate.  Under the Incentive Compensation Plan, designated employees are given the opportunity to earn awards of incentive compensation if the Company or CFBank achieves various performance objectives established by the Compensation Committee.

Pursuant to the Incentive Compensation Plan, designated employee participants may earn incentive compensation based on the satisfaction of corporate and/or strategic performance objectives over a prescribed performance period.  For each performance period, the following are established: (a) performance objectives used to determine the amount payable to each participant; (b) the requisite level of achievement of the performance objectives (which may include threshold, target and maximum levels); (c) the method for determining the amount payable based on the achievement of the performance objectives; and (d) any other terms and conditions.

The performance criteria used to establish awards under the Incentive Compensation Plan may include some or all of the following: earnings or earnings per share (whether on a pre-tax, after-tax, operational or other basis); return on equity; return on assets; revenues; expenses or expense levels; one or more capital or operating ratios; stock price; stockholder return; market share; cash flow; capital expenditures; net borrowing, debt, leverage levels or debt ratings; strategic objectives (including, mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions); net asset value per share; growth in deposits or assets; asset or credit quality; economic value added; regulatory compliance; or such other measures as the Board may select from time to time.

In order to receive a payment of incentive compensation under the Incentive Compensation Plan, a participant must remain employed on the payment date.  However, if a participant’s employment is terminated prior to the payment date due to death, disability or retirement (as defined in the Incentive Compensation Plan), the participant may receive a prorated payment.

2023 Incentive Compensation Plan Awards

For 2023, the Compensation Committee determined that Mr. O’Dell was eligible to receive a cash incentive equal to a maximum of 125% of his 2023 base salary.  However, Mr. O’Dell voluntarily received $150,000 as his 2023 cash incentive, a reduction of $300,000 in his cash incentive, which coupled with him waiving his deferred incentive award for 2022, totaled $350,000 in voluntary reductions.  For 2023, the Compensation Committee determined that Mr. Ringwald and Mr. Beerman were eligible to receive cash incentive awards equal to a maximum of 52% and 40%, respectively, of their base salaries. The Compensation Committee determined that Mr. Ringwald and Mr. Beerman were also entitled to receive equity incentive awards under the Incentive Compensation Plan for 2023.

Based on the Compensation Committee’s assessment of the Company’s performance in 2023 in relation to plan, the Compensation Committee approved awards for each of Messrs. O’Dell, Ringwald, and Beerman.  Messrs. O’Dell, Ringwald and Beerman received incentive bonuses in the amount of $150,000, $143,650 and $64,500, respectively, for 2023.

The cash incentive amount paid to each named executive officer with respect to the 2023 incentive awards is included under the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table under the heading “2023 COMPENSATION” above.  The equity amounts awarded to Messrs. Ringwald and Beerman with respect to the 2023 incentive awards is included under the “Stock Awards” column of the Summary Compensation Table under the heading “2023 COMPENSATION” above.

DEFERRED CASH INCENTIVE AGREEMENTS

Deferred Cash Incentive Agreements

In 2021, CFBank entered into Deferred Cash Incentive Agreements with certain officers of CFBank, including two Named Executive Officers – Kevin Beerman and Bradley Ringwald.  In 2022, CFBank entered into a similar Deferred Cash Incentive Agreement with Timothy T. O’Dell. The purpose of these deferred cash incentive agreements (the “DCI Agreements”) is to provide deferred cash compensation as an incentive and reward for contribution to the success of CFBank.

Pursuant to the DCI Agreements, CFBank determines on an annual basis (1) the percentage of the participant’s annual base salary that may be earned as a deferred incentive bonus for such year and (2) the performance objectives and thresholds for attaining the deferred incentive bonus for such year.  Based on the foregoing, CFBank determines the amount of the deferred incentive bonus earned by each participant following the end of each year and contributes such amount to the participant’s “deferral account.”  CFBank, in its sole discretion, may elect to add additional amounts to a participant’s deferral account and may also elect to reduce the annual deferral amount if certain quality control measures are not achieved.  On an annual basis, the balance in the deferral account will be credited with interest at a fixed rate determined by CFBank.  The participant deferral accounts are unfunded and represent general unsecured obligations of CFBank, and are used solely as a device for measuring amounts to be paid as benefits under the DCI Agreements.  Notwithstanding the foregoing, CFBank has purchased certain bank owned life insurance policies that are intended to offset the anticipated funding costs of the DCI Agreements.

Each amount contributed to a participant’s deferral account is payable in a single-lump sum payment no later than sixty days following the four-year anniversary of the contribution to the deferral account (the “Normal Annual Distribution Date”), provided that the participant remains employed with CFBank as of the Normal Annual Distribution Date.  Notwithstanding the foregoing, upon a participant’s attainment of age 75 (for Mr. O’Dell) or age 67 (for Mr. Ringwald and Mr. Beerman) (the “Final Distribution Age”), CFBank will pay the participant 100% of the deferral account, regardless of the date any annual deferral amount was credited to the deferral account, in a single lump-sum no later than 60 days following the participant’s attainment of the Final Distribution Age.

Under the DCI Agreements with each of Mr. Ringwald and Mr. Beerman, if his employment with CFBank is terminated prior to age 62 (the “Early Termination Age”), other than as a result of his death or disability, he will forfeit all benefits due under his DCI Agreement.  If the employment of Mr. Ringwald or Mr. Beerman with CFBank is terminated after attainment of the Early Termination Age, he will be entitled to receive the benefit in the deferral account, or a portion of such benefit, as determined by the Board after taking into account the contributions and service rendered by the participant to CFBank prior to termination of employment.  The amount of such benefit will be payable in a single lump-sum payment within 60 days following the last day of the month in which his employment with CFBank was terminated.

Under the DCI Agreement with Mr. O’Dell, if his employment with CFBank is terminated prior to attainment of the Final Distribution Age, Mr. O’Dell will be entitled to receive the benefit in the deferral account, or a portion of such benefit, as determined by the Board after taking into account the contributions and service rendered by Mr. O’Dell to CFBank prior to termination of employment.  The amount of such benefit will be payable in a single lump-sum payment within 60 days following the last day of the month in which Mr. O’Dell’s employment with CFBank was terminated.

In the event of a participant’s disability or death while in active service, CFBank will pay the participant or the participant’s designated beneficiary 100% of the deferral account, regardless of the date any annual deferral amount was credited to the deferral account, in a single lump-sum no later than 60 days following the last day of the month in which the participant’s disability or death occurred.  Similarly, in the event a change in control of CFBank or the Company occurs (within the meaning of Internal Revenue Code Section 409A and as described in Treasury Regulations §§1.409A-3(i)(5)), CFBank will pay the participant or the participant’s designated beneficiary 100% of the deferral account, regardless of the date any annual deferral amount was credited to the deferral account, in a single lump-sum no later than 60 days following the last day of the month in which the change of control occurred.

Notwithstanding any provision in the DCI Agreements to the contrary, CFBank will not pay any benefit under the DCI Agreement if the participant’s employment by CFBank is terminated for cause (as defined in the DCI Agreements).

The DCI Agreements include a “claw-back” provision that authorizes CFBank to reduce, recover or claw-back any benefits awarded under the agreements as necessary for CFBank to ensure that such benefits are appropriately balanced to take into account the risk the participant’s activities may pose to CFBank under safety and soundness concerns.

2023 Deferred Incentive Bonus

For 2023, CFBank established four performance objectives under the DCI Agreements for Kevin Beerman and Bradley Ringwald: Consolidated Return on Assets; Net Interest Margin; Total Loan Growth; and Core Deposit Growth.  For each performance objective, a maximum and threshold target was established.  The amount of the award potential for 2023 was set at 20% of base salary, resulting in a potential award of $43,000 for Mr. Beerman and $65,000 for Mr. Ringwald. Based on the partial achievement of the designated performance objectives in 2023, CFBank awarded to Mr. Ringwald and Mr. Beerman the amounts of $27,864 and $18,433, respectively, which were credited to their respective deferral accounts.

For 2023, CFBank established four performance objectives for Mr. O’Dell that were then used as the criteria under the DCI Agreement for Mr. O’Dell:  Consolidated Return on Assets; Net Interest Margin; Total Loan Growth; and Core Deposit Growth. For each performance objective, a maximum and threshold target was established.  The amount of the award potential for 2023 was set at 20% of Mr. O’Dell’s base salary, resulting in a potential award of $100,000.  Based on the partial achievement of the designated performance objectives in 2023,  CFBank awarded to Mr. O’Dell $42,867, which was credited to his deferral account.

EMPLOYMENT AGREEMENTS

Employment Agreement with Timothy T. O’Dell

Effective as of August 15, 2016, the Company and CFBank entered into an employment agreement with Timothy T. O’Dell, President and Chief Executive Officer of the Company and Chief Executive Officer of CFBank.  The employment agreement with Mr. O’Dell was subsequently amended and restated effective as of April 22, 2019.

As amended, Mr. O’Dell’s employment agreement has a current term ending on December 31, 2026.  Annually, the Boards of Directors of CFBank and the Company review the employment agreement to determine whether extension of the employment agreement for an additional 12 months is appropriate.  Pursuant to his employment agreement, Mr. O’Dell is entitled to receive a base annual salary of not less than $315,000.  In addition to the base annual salary, Mr. O’Dell’s employment agreement provides for, among other things, participation in incentive programs and other employee benefit plans and other fringe benefits applicable to executive employees.

Mr. O’Dell’s employment agreement provides for certain payments if he executes a release of claims against CFBank and the Company and either: (i) has an involuntary termination without “cause” not in connection with a “change of control,” (ii) voluntarily terminates with “good reason” not in connection with a “change of control,” (iii) has an involuntary termination without “cause” during the first 24 months after a “change of control”, (iv) voluntarily terminates with “good reason” during the first 24 months after a “change of control,” (v) dies, or (vi) becomes disabled.

In the event of involuntary termination without “cause” or voluntary termination with “good reason,” Mr. O’Dell would be entitled to receive a severance benefit equal to:

•	Salary continuation for 24 months;

•

Payment of a pro rata portion (calculated based on the ratio of the number of days of employment during the performance period to the total number of days during the performance period) of any incentive compensation payable to Mr. O’Dell with respect to the year in which his employment is terminated and payable when, if and to the extent that the bonus otherwise would have been payable had he remained employed;

•

Payment of a lump sum equal to the product of 18 multiplied by the difference between the monthly premium cost for COBRA continuation coverage for the medical insurance benefits in effect for Mr. O’Dell immediately prior to the termination and the monthly premium cost charged to an active employee for such coverage; and

•	Full vesting of all outstanding equity awards and stock options, which shall remain exercisable for the full option exercise period that would have applied had he remained employed.

Upon the termination of Mr. O’Dell without cause or the voluntary termination by Mr. O’Dell with good reason within 24 months after a “change of control,” Mr. O’Dell will receive a lump sum payment equal to two times the sum of his base salary on the date of termination and the average bonus paid to him over the 24-month period preceding such termination.  The lump sum will be paid within 60 days following his termination date.  Upon the occurrence of such termination events, Mr. O’Dell is also entitled to full vesting of all outstanding equity awards and stock options, which will remain exercisable for the full option exercise period that would have applied had he remained employed.  This change of control benefit will be subject to reduction if necessary to comply with regulatory limitations on golden parachute payments or to avoid excise taxes under Internal Revenue Code Section 4999.

If during the term Mr. O’Dell terminates employment due to his death or disability, as defined under the employment agreement, Mr. O’Dell is entitled to receive an amount equal to one year of his base salary, payable in 12 equal monthly installments commencing on the first business day of the second month beginning after his date of termination.  Any death/disability benefit provided under the employment agreement will be offset by any death or disability benefit or payment provided by or on behalf of CFBank or Company, whether insured or self-insured.  All outstanding stock options will become vested as of the date of termination due to his death or disability, and will remain exercisable in accordance with the terms of each applicable option award agreement.

Mr. O’Dell’s employment agreement also requires him to comply with a non-solicitation covenant during his employment with CFBank and the Company during the term of the employment agreement and for a period of one year thereafter (or, if longer, the number of months of severance payments under the employment agreement).

Mr. O’Dell’s employment agreement also provides for a clawback of any incentive paid to, credited to an account on behalf of, or vested in Mr. O’Dell within the prior twenty-four (24) months under certain circumstances if it is later determined that the incentive is directly attributable to materially misleading financial statements.  If applicable law or exchange listing regulation would require a more extensive clawback of any incentive, Mr. O’Dell’s employment agreement will be deemed to require the minimum clawback necessary to comply with such law or regulation.

Employment Agreements with Bradley Ringwald and Kevin Beerman

On January 25, 2023, the Company and CFBank entered into an employment agreement with each of Bradley Ringwald, President of CFBank, and Kevin Beerman, Executive Vice President and Chief Financial Officer of the Company and CFBank.  Each employment agreement has an initial term ending on December 31, 2025.  The Board of Directors of the Company will periodically review each employment agreement to determine whether extension of the employment agreement for an additional 12-month period (a “Renewal Term”) is appropriate, and each employment agreement will be extended for a Renewal Term unless the Company provides the executive with a written notice of non-renewal not less than 30 days prior to the end of the applicable term.

Pursuant to the employment agreements, Mr. Ringwald will receive an initial base annual salary of $325,000 and Mr. Beerman will receive an initial base annual salary of $215,000.  In addition to the base annual salary, Messrs. Ringwald and Beerman are eligible under their respective employment agreements to receive an annual performance bonus contingent upon the satisfaction of reasonable performance goals established in good faith by the Board of the Company, or a committee thereof, from time to time.  The employment agreements provide that the performance bonus opportunity for 2023 will be 65% of base salary for Mr. Ringwald and 50% of base salary for Mr. Beerman.  The employment agreements also provide that Messrs. Ringwald and Beerman will participate in other employee benefit plans and other fringe benefits applicable to executive employees.

The employment agreements provide for certain payments if (a) the executive executes a release of claims against CFBank and the Company, (b) the executive remains in compliance with certain covenants, as described below, and (c) the executive (i) has an involuntary termination without “cause” not in connection with a change of control, (ii) voluntarily terminates with “good reason” not in connection with a change of control, (iii) has an involuntary termination without “cause” during the first 24 months after a change of control, or (iv) voluntarily terminates with “good reason” during the first 24 months after a change of control.

In the event of involuntary termination without “cause” or voluntary termination with “good reason,” other than in connection with a change of control, the terminated executive is entitled to receive a severance benefit equal to:

•	Salary continuation for 12 months; and
•

Payment of a pro rata portion (calculated based on the ratio of the number of days of employment during the performance period to the total number of days during the performance period) of any incentive compensation payable to the executive with respect to the year in which the employment is terminated and payable when, if and to the extent that the bonus otherwise would have been payable had the executive remained employed.

In the event there is a “change of control” of CFBank, as defined in the employment agreements, and Mr. Ringwald’s or Mr. Beerman’s employment is involuntarily terminated by the Company and CFBank without “cause” or voluntarily terminated by the executive with “good reason” before the second anniversary of the date of the change of control, the executive will be entitled to receive a lump sum payment equal to one times (1x) the sum of the terminated executive’s base salary on the date of termination and the average bonus paid to such executive over the 24 month period preceding such termination.  The lump sum will be paid within 60 days following the executive’s termination date. This change of control benefit will be subject to reduction if necessary to comply with regulatory limitations on golden parachute payments or to avoid excise taxes under Internal Revenue Code Section 4999.

The employment agreements also require each of the executives to comply with a covenant prohibiting solicitation of customers and employees of the Company and CFBank during the term of the employment agreements and for a period of one year thereafter (or, if longer, the number of months of severance payments under the employment agreement).  The employment agreements also contain confidentiality and non-disparagement covenants.

The employment agreements also provide for a clawback of any incentive paid to, credited to an account on behalf or, or vested to the executive within the prior twenty-four (24) months if it is later determined that the incentive is directly attributable to materially misleading financial statements and any other clawback required by law or exchange listing regulation.

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning the Company’s compensation philosophy and objectives and how the Company aligns executive compensation with the Company’s performance, see the section titled “COMPENSATION OF EXECUTIVE OFFICERS” beginning on page 15 of this Proxy Statement.

Pay Versus Performance Table for 2023

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO[1]	Compensation Actually Paid to PEO[2]	Average Summary Compensation Table Total for Non-PEO NEOs[3]	Average Compensation Actually Paid to Non-PEO NEOs[4]	Total Shareholder Return[5]	Net Income (millions)[6]
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2023	$1,080,496	$1,032,034	$512,266	$506,087	$93	$16.9
2022	$1,309,924	$1,338,787	$493,528	$503,144	$104	$18.2
2021	$1,197,865	$1,297,020	$447,528	$444,826	$117	$18.5

1 The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. O’Dell (our Chief Executive Officer and President) for each corresponding year in the “Total” column of the Summary Compensation Table.  See “Compensation OF EXECUTIVE OFFICERS – 2023 Compensation – Summary Compensation Table” on page 17 of this Proxy Statement (and on page 17 of the 2023 Proxy Statement with respect to total compensation for 2021).

2  The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. O’Dell, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. O’Dell during the applicable year.  In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. O’Dell’s total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	Reported Change in the Actuarial Present Value of Pension Benefits(c)	Pension Benefit Adjustments(d)	Compensation Actually Paid to PEO
2023	$1,080,496	$(356,249)	$307,787	$-	$-	$1,032,034
2022	$1,309,924	$(307,146)	$336,009	$-	$-	$1,338,787
2021	$1,197,865	$(304,200)	$403,355	$-	$-	$1,297,020

(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
(b)

The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.    The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	(i) Year End Fair Value of Equity Awards	(ii) Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	(iii) Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	(iv) Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	(v) Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	(vi) Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2023	$345,443	$(18,480)	$-	$(27,180)	$-	$8,004	$307,787
2022	$317,700	$7,800	$-	$5,466	$-	$5,043	$336,009
2021	$369,540	$10,411	$-	$19,670	$-	$3,733	$403,355

(c)	The amounts included in this column are the amounts reported in “Change in Pension and Nonqualified Deferred Compensation” column of the Summary Compensation Table for each applicable year.
(d)	No benefits were provided to Mr. O’Dell under any defined benefit or actuarial pension plans in 2023, 2022 or 2021.

3  The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding Mr. O’Dell) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding Mr. O’Dell) included for purposes of calculating the average amounts in each applicable year are Kevin J. Beerman (Executive Vice President and Chief Financial Officer) and Bradley J. Ringwald  (President of CFBank).

4  The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Mr. O’Dell), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Mr. O’Dell) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding Mr. O’Dell) for each year to determine the compensation actually paid, using the same methodology described above in Note 2:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments(a)	Average Reported Change in the Actuarial Present Value of Pension Benefits	Average Pension Benefit Adjustments(b)	Average Compensation Actually Paid to Non-PEO NEOs
2023	$512,266	$(102,630)	$96,451	$-	$-	$506,087
2022	$493,528	$(95,523)	$105,139	$-	$-	$503,144
2021	$447,528	$(92,310)	$89,608	$-	$-	$444,826

(a)	The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Equity Awards	Year over Year Average Change in Fair Value of Outstanding and Unvested EquityYear over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year

Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year

					Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Average Equity Award Adjustments
2023	$102,630	$(6,439)	$-	$(1,733)	$-	$1,992	$96,451
2022	$100,605	$1,408	$-	$1,892	$-	$1,234	$105,139
2021	$87,253	$1,419	$-	$437	$-	$500	$89,609

(b)	No benefits were provided to Mr. Ringwald or Mr. Beerman under any defined benefit or actuarial pension plans in 2023, 2022 or 2021.

5   Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

6   The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay Versus Performance Table

As described in more detail in the section titled “Compensation OF EXECUTIVE OFFICERS”  beginning on page 15 of this Proxy Statement, the Company’s executive compensation program incorporates compensation components in the form of restricted stock and cash incentive awards that are variable in nature.  While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the “Pay Versus Performance Table for 2023.”  Additionally, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year.  In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the “Pay Versus Performance Table for 2023.”

Compensation Actually Paid and Cumulative TSR

The following graph shows the relationship between (a) the amount of compensation actually paid to Mr. O’Dell and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Mr. O’Dell) and (b) the Company’s cumulative TSR over the three years presented in the “Pay Versus Performance Table for 2023.”  The Company’s executive compensation programs include components that are designed to directly align compensation actually paid with the Company’s stock performance.  In particular, a material portion of the compensation actually paid to Mr. O’Dell and to the other NEOs is comprised of restricted stock awards.  In addition, the cash and equity incentive compensation payable by the Company to the NEOs under the Incentive Compensation Plan takes into account, among various factors, the performance of the Company’s common stock price relative to the KBW Nasdaq Index.  The Company’s executive compensation programs, however, also take into account a number of other measures in determining the compensation of executive officers, including, without limitation, consolidated net income, the credit quality of the CFBank’s loan portfolio, and increases in CFBank’s earning assets and core deposits. While many of these items can generally impact the Company’s common stock price, there are many additional factors that can also impact the Company’s stock price from time to time, including market and industry factors unrelated to the Company’s performance.  For further information concerning the Company’s executive compensation components, see the section titled “Compensation OF EXECUTIVE OFFICERS” beginning on page 15 of this Proxy Statement.

Compensation Actually paid vs. Company TSR
Compensation Actually Paid
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$117
$104
$93
2021
2022
2023
$140
$120
$100
$80
$60
$40
$20
$-
Cummulative TSR
(Value of initial $100 investment)
PEO
Average for Non-PEO NEOs
TSR

Compensation Actually paid vs. Company TSR Compensation actually paid Cummulative TSR (value of initial $100 investment) PEO Average for Non-PEO NEOs TSR 2021 2022 2023 $117 $104 $93 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 1,600,000 0,20,40,60,80, 100, 120, 140.

Compensation Actually Paid and Net Income

The following graph shows the relationship between (a) the amount of compensation actually paid to Mr. O’Dell and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Mr. O’Dell) and (b) the Company’s net income over the three years presented in the “Pay Versus Performance Table for 2023.”  While the Company’s net income is one of the key factors considered in determining executive officer compensation and, in particular, incentive compensation awards to the NEOs, the Company’s executive compensation programs take into account a number of other factors, including, without limitation, the performance of the Company’s common stock price relative to the KBW Nasdaq Index, CFBank’s net interest margin, the credit quality of CFBank’s loan portfolio and increases in CFBank’s earning assets and core deposits.

Compensation Actually Paid vs. Net Income
Compensation Acutally Paid
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
Net Income (millions)
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$18.5
$18.2
$16.9
2021
2022
2023
PEO
Average for Non-PEO NEOs
Net Income

Compensation Actually Paid vs. Net Income.  Compensation Actually Paid Net Income (millions) PEO Average for Non-PEO NEOs 2021 2022 2023  18.2 18.5 16.9 200,000 400,000 600,000 800,000 1,000,000 1,200,000,1,400,000 1,600,000 1,800,000 10.0 12.0 14.0 16.0 18.0 20.0

PROPOSAL 2 –

NON-BINDING ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and corresponding SEC rules enable the Company’s stockholders to vote to approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement in accordance with SEC rules.  Accordingly, as required pursuant to Section 14A of the Securities Exchange Act (15 U.S.C. 78n-1), the Board of Directors is submitting the following resolution for stockholder approval at the Meeting:

“RESOLVED, that the stockholders of CF Bankshares Inc. (the “Company”) hereby approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement for its 2024 Annual Meeting of Stockholders pursuant to Item 402 of SEC Regulation S-K, including the compensation tables, notes and narrative disclosures contained under the heading “COMPENSATION OF EXECUTIVE OFFICERS” in the Company’s Proxy Statement.

The Board of Directors believes that the Company’s compensation policies and procedures, which are reviewed and approved by the Compensation Committee, are effective in aligning the compensation of the Company’s named executive officers with the Company’s short-term goals and long-term success and that such compensation and incentives are designed to attract, retain and motivate the Company’s key executives who are directly responsible for the Company’s continued success.  The Board of Directors believes that the Company’s compensation policies and practices do not threaten the value of the Company or the investments of the Company’s stockholders or create incentives to engage in behaviors or business activities that are reasonably likely to have a material adverse impact on the Company.  The Board of Directors further believes that the Company’s compensation policies and procedures are reasonable in comparison both to the Company’s peer bank holding companies and to the Company’s performance during the past year.

Stockholders are encouraged to carefully review the information provided in this Proxy Statement regarding the compensation of the Company’s named executive officers in the section captioned “COMPENSATION OF EXECUTIVE OFFICERS” beginning on page 15 of this Proxy Statement.

Similar “Say on Pay” proposals were approved by a majority of the votes cast at each of the Company’s last ten annual meetings of stockholders.  Consistent with the most recent “Say on Pay Frequency” vote by the stockholders of the Company in 2019, the Company’s submits the “Say on Pay” proposal to its stockholders to vote on the approval of the Company's executive compensation every year.

Because your vote is advisory, the outcome of the vote will not: (i) be binding upon the Company’s Board of Directors or the Compensation Committee with respect to future executive compensation decisions, including those relating to the Company’s named executive officers, or otherwise; (ii) overrule any decision made by the Company’s Board of Directors or the Compensation Committee; or (iii) create or imply any additional fiduciary duty by the Company’s Board of Directors or the Compensation Committee.  However, the Compensation Committee expects to take into account the outcome of the advisory vote when considering future executive compensation arrangements.

Recommendation and Vote

Under the Bylaws, the affirmative vote of a majority of the votes cast is required to approve Proposal 2.  Abstentions and broker non-votes will not be counted as votes “FOR” or “AGAINST” this proposal and will have no effect on the outcome of this proposal.

The Board of Directors recommends that you vote “FOR” Proposal 2.

PROPOSAL 3 –

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The appointment of the Company’s independent registered public accounting firm is made annually by the Audit Committee.  The Audit Committee, with the approval of the Board of Directors, has appointed FORVIS, LLP (formerly known as BKD, LLP) (“FORVIS”) to serve as the Company’s independent registered public accounting firm for 2024, subject to ratification by stockholders. FORVIS audited the Company’s consolidated financial statements for the fiscal year ended December 31, 2023.

One or more representatives of FORVIS is expected to be present at the Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he, she or they desire to do so.

Recommendation and Vote

Under the Bylaws, the affirmative vote of a majority of the votes cast is required to ratify the appointment of FORVIS as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.  Abstentions will not be counted as votes “FOR” or “AGAINST” this proposal and will have no effect on the outcome of this proposal.  Even if the appointment of FORVIS, LLP is ratified by the stockholders, the Audit Committee, in its discretion, could decide to engage another firm if the Audit Committee determines such action is necessary or desirable.  If the appointment of FORVIS is not ratified, the Audit Committee will reconsider the appointment (but may decide to maintain the appointment).

The Board of Directors recommends that you vote “FOR” Proposal 3.

PROPOSAL 4 –

 APPROVAL OF THE FIRST AMENDMENT TO THE COMPANY’S 2019 EQUITY INCENTIVE PLAN

Subject to stockholder approval and upon the recommendation of the Compensation Committee, on April 24, 2024, the Board adopted the First Amendment to the Central Federal Corporation 2019 Equity Incentive Plan (the “First Amendment” and the “2019 Plan,” as applicable). The Board has not adopted any other changes to the terms of the 2019 Plan, which was approved at the 2019 Annual Meeting of Stockholders, and is requesting only that stockholders authorize additional shares of the Company’s common stock (“Shares”) to be reserved and available for awards.

As of April 26, 2024, 38,262 Shares remained available for awards under the 2019 Plan and no Shares remained subject to outstanding awards issued under the Central Federal Corporation 2009 Equity Compensation Plan (the “2009 Plan”). If approved by the stockholders, the First Amendment would increase the number of Shares reserved and available for awards under the 2019 Plan to 500,000, plus an aggregate of 14,491 Shares that were subject to grants under the 2009 Plan and were later forfeited or expired.

The Board of Directors believes it is desirable to continue to have Shares available to be issued as awards under the 2019 Plan to attract, motivate, reward and retain talented employees and outside directors of the Company and CFBank and to promote the long-term growth and financial success of the Company by encouraging ownership of Shares. The reservation of the additional Shares would allow the Company to continue to provide long-term, equity based incentives to employees and directors, which focus employees and directors on the dual objective of creating stockholder value and promoting the Company’s long-term success. The Board of Directors further believes that the reservation of additional Shares under the 2019 Plan will help enable the Company to compete effectively with other financial institutions, attract and retain key personnel and secure the services of experienced and qualified persons as directors.

SUMMARY DESCRIPTION OF THE 2019 PLAN. The following summary of the 2019 Plan, as proposed to be amended by the First Amendment, a copy of which is attached to this Proxy Statement as Appendix A, does not purport to be complete and is qualified in its entirety by the terms of the 2019 Plan and the First Amendment.

ADMINISTRATION. The Compensation Committee of the Board of Directors of the Company (the “Committee”) administers the 2019 Plan. Subject to the terms of the 2019 Plan, the Committee interprets the 2019 Plan and is authorized to make all determinations and decisions under the 2019 Plan. The Committee also determines the participants to whom awards will be granted, the type and amount of awards that will be granted and the terms and conditions applicable to such awards. Each award granted under the 2019 Plan will be evidenced by an award agreement that sets forth the terms and conditions of each award.

ELIGIBILITY. All employees and outside directors of the Company and CFBank are eligible to participate in the 2019 Plan.

AUTHORIZED SHARES. Subject to certain adjustments described in Section 4(e) of the 2019 Plan, the number of Shares authorized and reserved for issuance as awards under the 2019 Plan will be 500,000, plus an aggregate of 14,491 Shares that were subject to grants under the 2009 Plan and were later forfeited or expired.

The Shares to be issued as awards under the 2019 Plan may consist of: (a) treasury Shares; (b) authorized but unissued Shares not reserved for any other purpose; or (c) Shares purchased by the Company in the open market for such purpose.

To the extent that an award is settled in cash or a form other than Shares, the Shares that would have been delivered had there been no such cash or other settlement shall not be counted against the Shares available for issuance under the 2019 Plan. Shares that are exchanged by a recipient or withheld by the Company as full or partial payment in connection with any award under the 2019 Plan, as well as any Shares exchanged by a recipient or withheld by the Company to satisfy the tax withholding obligations related to any award under the 2019 Plan, will not be counted toward the award limits and shall be available for subsequent awards under the 2019 Plan.

TYPES OF AWARDS. The 2019 Plan authorizes grants of nonqualified stock options, incentive stock options (and together with nonqualified stock options, “Options”), stock appreciation rights (“SARs”), restricted stock, and restricted stock units.

A nonqualified stock option is an option to purchase Shares which does not qualify as an incentive stock option. An incentive stock option is an option to purchase Shares which is designated as an incentive stock option by the Committee and which meets the requirements of IRS Code Section 422. The per Share exercise price of stock options may not be less than the fair market value of a Share on the date of grant. The exercise price for a stock option may be paid in cash, Shares or a combination of cash and Shares, through a cashless exercise, or by any combination of these payment methods. The maximum term of a stock option is ten years from the date of the grant.

A stock appreciation right is the right to receive a payment, in Shares, of an amount equal to the excess of the fair market value of a specified number of Shares on the date the stock appreciation right is exercised over the fair market value of a Share on the date the stock appreciation right was granted. The exercise price may not be lower than the fair market value of a Share on the date of the grant. The maximum term of a stock appreciation right is ten years from the date of grant.

A restricted stock award is a grant of a certain number of Shares subject to the lapse of certain restrictions (such as continued service) determined by the Committee. Participants are entitled to receive dividends and other distributions declared, but the dividends or other distributions remain subject to the same restrictions on transferability and forfeitability as the Shares of restricted stock with respect to which they were issued so that no dividends are paid to the participant until the restrictions lapse. Participants are entitled to vote any unvested Shares subject to their restricted stock awards.

A restricted stock unit is the right to receive a specified number of Shares or a cash payment equal to the fair market value of a specified number of Shares, the settlement of which is subject to specified restrictions on vesting and transferability.  Restricted stock units are subject to a performance period of not less than one year, and vesting of any restricted stock unit based solely upon continued employment or the passage of time shall vest over a period of not less than three years.  Awards of restricted stock units may provide the participant with dividend equivalents, as determined by the Committee, but do not provide for voting rights.

EFFECT OF TERMINATION OF SERVICE AND CHANGE IN CONTROL ON AWARDS. The 2019 Plan provides that, upon termination of service due to death or disability, (i) all outstanding Options and stock appreciation rights that are not exercisable will become exercisable and (ii) any unvested restricted stock award or restricted stock unit will become fully vested.  Upon a change in control, as defined in the 2019 Plan, (i) all outstanding Options and stock appreciation rights will immediately become exercisable and (ii) any unvested restricted stock award or restricted stock unit will become fully vested. Options and stock appreciation rights that become exercisable upon death or disability will terminate upon the earlier of (i) the date of expiration of the Options and/or stock appreciation rights, as applicable, or (ii) one year following the date of the participant’s death or disability. Options and stock appreciation rights that become exercisable upon a change in control remain exercisable for their term. In the event a participant is terminated for any reason, other than retirement, disability, death, or termination for cause (as defined in the 2019 Plan), before the date of expiration of the awards held by such participant, (i) any Options and stock appreciation rights that are not exercisable and any unvested restricted stock awards and restricted stock units forfeit all rights to unvested and unexercised awards and (ii) all exercisable Options and stock appreciation rights will terminate on the earlier of the date of expiration of the Options and/or stock appreciation rights or three months following the date of termination. Unless otherwise determined by the Committee, upon an award recipient’s retirement, the recipient forfeits all unvested awards and has one year to exercise vested Options and stock appreciation rights. In the event of a termination for cause (as defined in the 2019 Plan), any outstanding award will become null and void on the date of termination.

TERM OF THE 2019 PLAN. The 2019 Plan will terminate upon the earliest of: (a) the tenth anniversary of the effective date of the 2019 Plan; (b) the date on which all Shares available for issuance under the 2019 Plan have been issued pursuant to the exercise or settlement of awards granted under the 2019 Plan or with respect to which payments have been made upon the exercise of stock appreciation rights or other rights; or (c) the determination of the Board to terminate the 2019 Plan.

AMENDMENT OF THE 2019 PLAN AND AWARDS. The 2019 Plan allows the Committee to amend the 2019 Plan in certain respects without stockholder approval, unless such approval is required to comply with tax law, regulatory or listing requirements. Except in certain situations as described in the 2019 Plan, awards cannot be amended without the written consent of an award recipient.

FEDERAL INCOME TAX TREATMENT OF AWARDS UNDER THE 2019 PLAN. The U.S. federal income tax consequences of the 2019 Plan, under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the 2019 Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state or local tax consequences.

Incentive Stock Options (ISO). If an optionee disposes of Shares acquired upon exercise of an ISO within two years of the date of grant or one year of the date of exercise, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the Shares on the date of exercise over the exercise price (limited generally to the gain on the sale). The balance of any gain or loss will be treated as a capital gain or loss to the optionee. If the

Shares are disposed of after the two-year and one-year periods mentioned above, the Company will not be entitled to any deduction, and the entire gain or loss for the optionee will be treated as a capital gain or loss. However, the excess of the fair market value of the Shares on the date of exercise over the exercise price is includible for purposes of determining an optionee’s alternative minimum tax liability.

Nonqualified Stock Options (NSO). The Company is generally entitled to deduct, and the optionee recognizes taxable income in an amount equal to, the difference between the option exercise price and the fair market value of the Shares at the time of exercise. If the amount a recipient receives upon disposition of the Shares is greater than the fair market value of the Shares at the time of exercise, the excess will be treated as a long-term or short-term capital gain, depending on whether the recipient held the Shares for more than one year after the exercise.  Conversely, if the amount the recipient receives upon disposition of these Shares is less than the fair market value of the Shares at the time of exercise, the difference will be treated as a long-term or short-term capital loss, depending on whether the recipient held the Shares for more than one year after the exercise.

Stock Appreciation Rights. Stock appreciation rights are generally taxed and deductible in substantially the same manner as NSOs.

Restricted Stock. A restricted stock award recipient recognizes ordinary income, and the Company is entitled to a corresponding deduction, equal to the fair market value of the Shares at the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse. A restricted stock award recipient who makes an election under Section 83(b) of the Internal Revenue Code, however, recognizes ordinary income equal to the fair market value of the Shares at the time of grant, and the Company is entitled to a corresponding deduction at that time. If the recipient makes a Section 83(b) election, there are no further federal income tax consequences to either the recipient or the Company at the time any applicable transfer or forfeiture restrictions lapse. If the amount a recipient receives upon disposition of the Shares received in connection with the restricted stock award is greater than the fair market value of the Shares when restricted stock was taxed, the excess will be treated as a long-term or short-term capital gain, depending on whether the recipient held the Shares for more than one year after the restricted stock award was taxed.  Conversely, if the amount the recipient receives upon disposition of these Shares is less than the fair market value of the Shares when the restricted stock award was taxed, the difference will be treated as a long-term or short-term capital loss, depending on whether the recipient held the Shares for more than one year after the restricted stock award was taxed.

Restricted Stock Units (RSU).  A RSU award recipient will not recognize taxable income when a RSU is granted, and the Company will not receive a deduction at that time.  When a RSU vests and is settled, the participant will recognize ordinary income equal to the cash and/or the fair market value of the Shares the participant receives at the time of settlement, and the Company will be entitled to a corresponding deduction.  If the amount a recipient receives upon disposition of the Shares received upon settlement of the RSU is greater than the fair market value of the Shares when the RSU vested, the excess will be treated as a long-term or short-term capital gain, depending on whether the recipient held the Shares for more than one year after the RSU vested.  Conversely, if the amount the recipient receives upon disposition of these Shares is less than the fair market value of the Shares when the RSU vested, the difference will be treated as a long-term or short-term capital loss, depending on whether the recipient held the Shares for more than one year after the RSU vested.

Section 409A. Section 409A of the Internal Revenue Code imposes certain restrictions on amounts deferred under non-qualified deferred compensation plans and a 20% additional tax on amounts that are subject to, but do not comply with, Section 409A. Section 409A includes a broad definition of non-qualified deferred compensation plans, which includes certain types of awards granted under the 2019 Plan. The Company intends for the awards granted under the 2019 Plan to comply with or be exempt from the requirements of Section 409A, as applicable.

SPECIFIC BENEFITS UNDER THE 2019 PLAN. The Board of Directors has not approved any awards, and is not currently considering any specific awards, under the 2019 Plan that are conditioned upon stockholder approval of the First Amendment.

Recommendation and Vote

The proposal to approve the First Amendment will be submitted to stockholders in the form of the following resolution:

RESOLVED, that the First Amendment to the CF Bankshares Inc. 2019 Equity Incentive Plan (previously known as the Central Federal Corporation 2019 Equity Incentive Plan) as set forth in Appendix A to the Proxy Statement of the Company for the Annual Meeting of Stockholders held on May 29, 2024, be, and the same hereby is, approved.

The affirmative vote of a majority of the votes cast is required to approve the First Amendment to the CF Bankshares Inc. 2019 Equity Incentive Plan.  Abstentions and broker non-votes will not be counted as votes “FOR” or “AGAINST” this proposal and will have no effect on the outcome of this proposal.

The Board of Directors recommends that you vote “FOR” Proposal 4.

BENEFICIAL OWNERSHIP OF

COMPANY COMMON STOCK

The following table provides information as of April 5, 2024, with respect to the persons known by the Company to be beneficial owners of more than 5% of the Company’s outstanding Voting Common Stock.  A person may be considered to beneficially own any shares of Voting Common Stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Voting Common Stock Outstanding (1)

Castle Creek Capital Partners VII, LP (2)	504,299	9.9%
6051 El Tordo
PO Box 1329
Rancho Santa Fe, CA 92067

Edward W Cochran (3)	344,238	6.8%
20030 Marchmont Road
Shaker Heights, OH 44122

AllianceBernstein L.P. (4)	322,247	6.3%
1345 Avenue of the Americas
New York, NY 10105

Timothy T. O’Dell (5)	290,661	5.7%
4960 E. Dublin Granville Rd, Columbus
Suite #400
Columbus, OH 43081

(1)Percent of Voting Common Stock Outstanding is computed based on the sum of (a) 5,075,170 shares of Voting Common Stock outstanding on April 5, 2024, and (b) the number of shares of Voting Common Stock, if any, as to which the named person has the right to acquire beneficial ownership upon the exercise of options which are currently exercisable or will first become exercisable within 60 days after April 5, 2024.

(2)Based on information contained in a Schedule 13D/A jointly filed on June 1, 2020 by Castle Creek Capital Partners VII, LP (“Fund VII”) and Castle Creek Capital VII LLC (“CCC VII”), and additional information provided to the Company, each of Fund VII and CCC VII have shared voting power and shared investment power over 504,299 shares of the outstanding Voting Common Stock of the Company.  CCC VII disclaims beneficial ownership of the Voting Common Stock owned by Fund VII, except to the extent of its pecuniary interest therein.  Excludes (i) 1,184,000 shares of Non-Voting Common Stock and (ii) restricted stock awards representing 10,812  underlying shares of Common Stock issued to Castle Creek Advisors IV LLC (“Advisors IV”) on behalf of Sundeep Rana and John Pietrzak in their capacity as a members of the Board, which awards were subject to vesting over a three-year period from the date of grant.

(3)Based on information provided to the Company, Mr. Cochran has sole voting and investment power over 344,238 shares of the outstanding Voting Common Stock of the Company.

(4)Based on information contained in a Schedule 13G/A filed on February 14, 2024 by AllianceBernstein L.P., and additional information provided to the Company, AllianceBernstein L.P. has sole voting and investment power over 322,247 shares of the outstanding Voting Common Stock of the Company, acquired solely for investment purposes on behalf of client discretionary investment advisory accounts.

(5)Includes (a) 5,454 shares of Voting Common Stock owned by Colleen O’Dell, Mr. O’Dell’s spouse, and (b) 4,579 shares of Voting Common Stock owned by Colleen O’Dell as custodian for Mr. O’Dell’s daughter, Sarah F. O’Dell.

The following table sets forth information as of April 5, 2024, with respect to the number of shares of the Company's Voting Common Stock considered to be beneficially owned by each director or nominee for director of the Company, by each executive officer named in the Summary Compensation Table, and by all directors and executive officers of the Company as a group.  A person may be considered to beneficially own any shares of Common Stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

	Amount and Nature of Beneficial Ownership (1) (2)
	Shares	Percent

Robert E Hoeweler, Chairman of the Board, Director	62,187	1.2%
Thomas P. Ash, Director	39,444	*
Kevin J. Beerman, Executive Vice President and Chief Financial Officer	12,100	*
Edward W. Cochran, Director	344,238	6.8%
James H. Frauenberg, Director	185,447	3.7%
Timothy T. O'Dell, President and Chief Executive Officer of the Company, Director (3)	290,661	5.7%
Sundeep Rana, Director	53	*
Bradley J. Ringwald, President of CFBank	14,955	*
David L. Royer, Director	30,012	*

All directors and executive officers as a group (11 persons)	998,535	19.7%

* Indicates less than 1% ownership.

(1) Unless otherwise indicated, each executive officer or director has voting and investment power with respect to all of the shares reflected in the table for such executive officer or director. The mailing address of each of the executive officers and directors of the Company is 4960 E Dublin Granville Road, Suite 400, Columbus Ohio 43081.

(2)Percent of ownership is computed based on the sum of (a) 5,075,170 shares of Voting Common Stock outstanding on April 5 2024, and (b) the number of shares of Voting Common Stock, if any, as to which the named person or group has the right to acquire beneficial ownership upon the exercise of options which are currently exercisable or will first become exercisable within 60 days after April 5, 2024.

(3)Includes (a) 5,454 shares of Voting Common Stock owned by Colleen O’Dell, Mr. O’Dell’s spouse, and (b)  4,579 shares of Voting Common Stock owned by Colleen O’Dell as custodian for Mr. O’Dell’s daughter, Sarah F. O’Dell.

Delinquent Section 16(a) Reports.  Section 16(a) of the Exchange Act requires the Company’s executive officers and directors and persons who own more than 10% of any registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC.  Executive officers, directors and beneficial owners of more than 10% of the outstanding Common Stock of the Company are required by regulations of the SEC to furnish the Company with copies of all Section 16(a) reports they file.  To the Company’s knowledge, based solely on a review of the Section 16(a) reports filed on behalf of these persons and written representations that no other Section 16(a) reports were required to be filed for transactions during 2023, all filing requirements applicable to executive officers, directors and beneficial owners of more than 10% of the outstanding Common Stock of the Company under Section 16(a) of the Exchange Act were complied with during 2023.

AUDIT COMMITTEE MATTERS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FORVIS has served as the Company’s independent registered public accounting firm since 2014.  The Board of Directors of the Company, upon the recommendation of the Audit Committee, approved the engagement of FORVIS to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023.  The engagement of FORVIS as the Company’s independent registered public accounting firm for 2023 was also ratified by the Company’s stockholders at the 2023 annual meeting of stockholders.

PRE-APPROVAL OF SERVICES

The Company’s Audit Committee must pre-approve all engagements of the independent registered public accounting firm by the Company and its subsidiaries, including CFBank, as required by the Audit Committee’s charter and the rules of the SEC.  Prior to the beginning of each fiscal year, the Audit Committee approves an annual estimate of fees for engagements, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent registered public accounting firm’s independence from management.  In addition, the Audit Committee evaluates any potential engagements of the independent registered public accounting firm, including the scope of the proposed work to be performed and the proposed fees, and approves or rejects each service.  Management may present additional services for approval at subsequent Committee meetings during the fiscal year.  The Audit Committee has delegated to the Audit Committee Chairman the authority to evaluate and approve engagements on behalf of the Audit Committee in the event a need arises for pre-approval between Committee meetings and in the event the engagement for services was within the annual estimate but not specifically approved.  If the Chairman so approves any such engagements, he reports that approval to the full Committee at the next Committee meeting.

For the 2023 and 2022 fiscal years, all services provided by FORVIS were pre-approved by the Audit Committee in accordance with this policy.

FEES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FORVIS served as the Company’s independent registered public accounting firm for the 2023 and 2022 fiscal years.  The Audit Committee pre-approved all services rendered by FORVIS for 2023 and 2022.  The Company was billed the aggregate fees shown below for audit services, audit related services, tax services and other services rendered to the Company and its subsidiaries for the 2023 and 2022 fiscal years.

	2023	2022

Audit Fees (1)	$316,300	$286,725
Audit-Related Fees (2)	16,100	15,000
Tax Fees (3)	18,850	18,100
Total	$351,250	$319,825

(1)Audit Fees include fees for services rendered in connection with FORVIS’s audit of the Company’s consolidated financial statements, review of annual and quarterly reports filed with the SEC and fees for services rendered in connection with FORVIS’s audit of the Company’s internal control over financial reporting.

(2)Audit Related Fees include agreed-upon procedures on the Company's electronic submission of audited financial information to the U.S. Department of Housing and Urban Development (HUD) and selected compliance testing on the Company's major HUD-assisted programs.

(3)Tax Fees include fees for services rendered by FORVIS related to the preparation of the Company’s tax returns and review of estimated tax payments, along with various other tax-related projects.

AUDIT COMMITTEE REPORT

The Company’s Audit Committee has reviewed and discussed with management and with FORVIS, the Company’s independent registered public accounting firm for 2023, the audited financial statements of the Company for the year ended December 31, 2023.  In addition, the Audit Committee has discussed with FORVIS the matters required to be discussed by the applicable standards of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Audit Committee also has received the written disclosures and the letter from FORVIS required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with FORVIS its independence.

Based on the foregoing review and discussions, the Audit Committee has recommended to the Company’s Board of Directors that the audited financial statements for the year ended December 31, 2023, be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, for filing with the SEC.

AUDIT COMMITTEE

Thomas P. Ash, Chairman

Edward W. Cochran

James H. Frauenberg

Robert E. Hoeweler

Sundeep Rana

David L. Royer

STOCKHOLDER PROPOSALS FOR 2024 ANNUAL MEETING

If a stockholder desires to have a proposal included in the Company’s proxy statement and form of proxy for the 2025 annual meeting of stockholders, the proposal must conform to the requirements of Rule 14a-8 promulgated under the Exchange Act and other applicable proxy rules and interpretations of the SEC concerning the submission and content of proposals.  Proposals for the 2025 annual meeting of stockholders must be received by the Company prior to the close of business on December 27, 2024 in order to be eligible for inclusion in the Company’s proxy, notice of meeting and proxy statement relating to the 2025 annual meeting.

The Company’s Bylaws provide an advance notice procedure for a stockholder to properly bring business before an annual meeting of stockholders.  For business to be properly brought before an annual meeting by a stockholder, the business must relate to a proper subject matter for stockholder action and the stockholder must have given timely notice thereof in writing to the Corporate Secretary of the Company.  To be timely, a stockholder’s notice must be delivered or mailed to and received at the principal executive offices of the Company not less than 90 days prior to the date of the annual meeting; provided, however, that in the event that less than 100 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made.  A stockholder’s notice to the Corporate Secretary shall set forth as to each matter such stockholder proposes to bring before the annual meeting:  (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address, as they appear on the Company’s books, of the stockholder proposing such business; (iii) the class and number of shares of the Company’s capital stock that are beneficially owned by such stockholder; and (iv) any material interest of such stockholder in such business.

The Company’s 2025 annual meeting of stockholders is currently scheduled to be held on May 28, 2025.   Assuming that the 2025 annual meeting of stockholders is held on May 28, 2025, a stockholder’s proposal for that meeting must be received by the Company not later than the close of business on February 27, 2025, in order to be considered timely.  If any such proposal is received after such date, it will be considered untimely, and the persons named in the proxies solicited by the Board of Directors of the Company may exercise discretionary voting power with respect to that proposal.

To comply with the universal proxy rules, stockholders who intend to solicit proxies for the 2025 annual meeting of stockholders in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by Rule 14a-19 of the Exchange Act no later than March 31, 2025.

Any proposals by stockholders intended to be presented at the 2025 annual meeting, and any notices of intent to solicit proxies for the 2025 annual meeting, should be mailed or otherwise delivered to the Corporate Secretary, CF Bankshares Inc., 4960 E. Dublin Granville Road, Suite 400, Columbus, Ohio 43081.

ANNUAL REPORT ON FORM 10-K

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2023, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF RECORD UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, CF BANKSHARES INC.,  4960 E. DUBLIN ROAD, SUITE 400, COLUMBUS, OHIO 43081.

BY ORDER OF THE BOARD OF DIRECTORS

Timothy T. O’Dell

President and Chief Executive Officer

Columbus, Ohio

YOU ARE CORDIALLY INVITED TO PARTICIPATE IN THE VIRTUAL ANNUAL MEETING, VIA THE LIVE WEBCAST.  WHETHER OR NOT YOU PLAN TO PARTICIPATE IN THE ANNUAL MEETING WEBCAST, YOU ARE REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

APPENDIX A

PROPOSED FIRST AMENDMENT TO THE

CF BANKSHARES INC. 2019 EQUITY INCENTIVE PLAN

(previously known as the Central Federal Corporation 2019 Equity Incentive Plan)

THIS FIRST AMENDMENT (this “Amendment”) to the Central Federal Corporation 2019 Equity Incentive Plan (the “Plan”) is adopted on April 24, 2024.

WHEREAS, Central Federal Corporation legally changed its name to CF Bankshares Inc. (the “Company”) as of July 27, 2020;

WHEREAS, the stockholders of the Company approved the Plan at the annual meeting of stockholders held on May 29, 2019;

WHEREAS, the Company desires to amend the Plan to reflect the new name of the Company and to increase the number of shares of Common Stock (“Common Stock”) of the Company reserved for awards under the Plan;

WHEREAS, Section 9 of the Plan permits the Compensation Committee of the Board of Directors of the Company to amend the Plan at any time without stockholder approval unless stockholder approval is required pursuant to the provisions of Section 9(d) of the Plan; and

WHEREAS, stockholder approval is required to increase the maximum number of shares of common stock reserved for awards under the Plan;

NOW, THEREFORE, the Plan is hereby amended as follows, subject to and effective upon stockholder approval:

1.	All references within the Plan to “Central Federal Corporation” shall refer to “CF Bankshares Inc.” on and after July 27, 2020.
2.

Section 4(b) of the Plan is hereby deleted in its entirety and the following is substituted therefor:

Stock Available for Awards.  Subject to adjustment pursuant to the anti‑dilution adjustment provisions of Section 4(e) hereof, the aggregate number of shares of Stock with respect to which Awards may be granted during the term of the Plan shall not exceed 500,000, plus an aggregate of 14,491 shares of Stock that were subject to grants under the Central Federal Corporation 2009 Equity Compensation Plan and that were later forfeited or expired.  Shares with respect to which Awards may be granted may be either authorized and unissued shares of Stock or shares of Stock issued and thereafter acquired by the Holding Company.  All 500,000 shares may be granted as Incentive Stock Options.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer effective as of date set forth above.

CF BANKSHARES INC.

/s/ Timothy T. O’Dell
Name: Timothy T. O’Dell
Title: Chief Executive Officer

CENTRAL FEDERAL CORPORATION

2019 EQUITY INCENTIVE PLAN

Section 1.  Purpose.  The purpose of the Plan is to advance the interests of the Holding Company and its shareholders by affording to Outside Directors and Employees an opportunity to acquire or increase their proprietary interest in the Holding Company by the grant to such persons of Awards under the terms set forth herein.  By encouraging such persons to become owners of the Holding Company, the Holding Company seeks to attract, motivate, reward and retain those highly competent individuals upon whose judgment, initiative, leadership and efforts are key to the success of the Holding Company.

Section 2.  Definitions.  Whenever used in this Plan, the following words, terms and phrases have the meanings given to them in this Section 2, unless another meaning is expressly provided elsewhere in this Plan or clearly required by the context.  When applying these definitions and any other word, term or phrase used in this Plan, the form of any word, term or phrase will include any and all of its other forms.

(a)“Affiliate” means any entity regardless of its form (including, but not limited to, a corporation, partnership or limited liability company) that directly or indirectly controls, is controlled by or is under common control with, the Holding Company within the meaning of Code Section 414(b), as modified by Code Section 409A.

(b)“Award” means any Option, Restricted Stock, Restricted Stock Unit or Stock Appreciation Right granted under the Plan.

(c)“Award Agreement” means the written or electronic agreement between the Holding Company and each Participant that describes the terms and conditions of each Award.  If there is a conflict between the terms of this Plan and the terms of any Award Agreement, the terms of this Plan will govern.

(d)“Bank” means CF Bank and includes any of its wholly owned subsidiaries.

(e)“Board” means the Board of Directors of the Holding Company.

(f)“Change in Control” shall mean with respect to the Bank or the Holding Company, an event of a nature that:

(i)would be required to be reported in response to Item 5.01 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); or

(ii)results in a Change in Control of the Holding Company or the Bank within the meaning of the Home Owner’s Loan Act of 1933, as amended, or the Federal Deposit Insurance Act and the Rules or Regulations promulgated by the Office of Thrift Supervision (the “OTS”), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Committee shall substitute its judgment for that of the OTS); or

(iii)without limitation, such a Change in Control shall be deemed to have occurred at such time as:

(A)any “person” (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Bank or the Holding Company representing 20% or more of the Bank’s or the Holding Company’s outstanding voting securities or right to acquire such securities except for any voting securities of the Bank purchased by the Holding Company and any voting securities purchased by any employee benefit plan of the Holding Company or its Subsidiaries; or

(B)individuals who constitute the Board on the date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company’s stockholders was approved by a nominating committee solely composed of members who are Incumbent Board members, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or

(C)a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs or is effectuated in which the Bank or Holding Company is not the resulting entity; or

(D)a proxy statement has been distributed soliciting proxies from stockholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Bank with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company shall be distributed; or

(E)a tender offer is made for 20% or more of the voting securities of the Bank or Holding Company then outstanding.

With regard to any Award that is subject to Code Section 409A, the definition of Change in Control contained in this Section 2(f) shall be interpreted in a manner that is consistent with the definition of “change in control event” under Code Section 409A.

(g)“Code” means the Internal Revenue Code of 1986, as amended, and any applicable rulings or regulations issued under the Code.

(h)“Committee” means the Compensation Committee of the Board or such other committee of the Board as may be designated by the Board to administer the Plan, which committee shall consist of three or more members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act; provided, however, that with respect to the application of the Plan to Awards made to Outside Directors, “Committee” means the Board.  To the extent that no Committee exists that has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board.  If for any reason the appointed Committee does not meet the requirements of Rule 16b-3, such noncompliance with such requirements shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

(i)“Disability” means any mental or physical condition with respect to which the Participant qualifies for and receives benefits under a long-term disability plan of the Holding Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, “Disability” shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the Participant from fulfilling his duties or responsibilities to the Holding Company or an Affiliate.  In the case of Incentive Stock Options, “Disability” has the meaning set forth in Code Section 22(e)(3).

(j)“Effective Date” means the date this Plan is approved by the Board, which is listed on the last page of the Plan; provided, however, that if the Plan is not approved by the shareholders of the Holding Company within twelve (12) months following such adoption, the Plan and all outstanding Awards, if any, shall be deemed null and void and shall be of no force or effect.  No shares of Stock may be issued pursuant to this Plan prior to approval of the Plan by the shareholders of the Holding Company.

(k)“Employee” means any person employed by the Holding Company or an Affiliate.  Directors of the Holding Company or any Affiliate who are also employed by the Holding Company or an Affiliate shall be considered Employees under the Plan.

(l)“Fair Market Value” shall mean the market price of Stock, determined by the Committee as follows:

(i)If the Stock is traded on the Nasdaq® Stock Market, then the Fair Market Value shall be equal to the closing price reported for the relevant date if it is a trading day or, otherwise, the reported “opening price” on the next trading day;

(ii)If the Stock was traded on a stock exchange for the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for the relevant date if it is a trading day or, otherwise, the reported “opening price” on the next trading day; and

(iii)If neither of the foregoing provisions is applicable, then (A) with respect to any Incentive Stock Option, Fair Market Value shall be determined by the Committee in compliance with Code Section 422, and (B) with respect to any other Award, the Fair Market Value shall be determined by the Committee in good faith by reasonable application of a reasonable valuation method, considering any and all information the Committee determines relevant, consistent with Code Section 409A.

The Committee’s determination of Fair Market Value shall be conclusive and binding on all persons.

(m)“Holding Company” means Central Federal Corporation, together with any successor thereto.

(n)“Incentive Stock Option” shall mean an Option to purchase shares of Stock which is designated as an Incentive Stock Option by the Committee and which meets the requirements of Code Section 422.

(o)“Nonqualified Stock Option” shall mean an Option to purchase shares of Stock which is does not qualify as an Incentive Stock Option.

(p)“Option” shall mean an option to purchase shares of Stock granted pursuant to Section 5 of the Plan.  Options granted under the Plan shall be either Nonqualified Stock Options or Incentive Stock Options.

(q)“Outside Director” means a member of the Board or the board(s) of directors of an Affiliate who is not also an Employee of the Holding Company or an Affiliate.

(r)“Participant” means each Employee or Outside Director who is selected to participate in this Plan by the Committee and to whom an Award has been granted under the Plan.

(s)“Plan” means this Central Federal Corporation 2019 Equity Incentive Plan and any amendments made hereto after the Effective Date.

(t)“Restricted Stock” shall mean a share of Stock granted to a Participant pursuant to Section 7 of the Plan.

(u)“Restricted Stock Unit” shall mean an Award granted pursuant to Section 8 of this Plan under which a Participant is issued a right to receive a specified number of shares of Stock or a cash payment equal to the Fair Market Value of a specified number of shares of Stock, the settlement of which is subject to specified restrictions on vesting and transferability.

(v)“Retirement” means (i) with respect to an Employee, except as otherwise provided in an Award Agreement, retirement from employment with the Holding Company or an Affiliate in accordance with the then current retirement policies of the Holding Company or Affiliate, as applicable; and (ii) with respect to an Outside Director, the termination of service from the Board and the board(s) of directors of any Affiliate following written notice to the applicable board(s) of directors of the Outside Director’s intention to retire.

(w)“Stock” means the common stock of the Holding Company, par value $.01 per share; or, in the event that the outstanding shares of Stock are changed into or exchanged for different shares or securities of the Holding Company or some other entity, such other shares or securities.

(x)“Stock Appreciation Right” shall mean a right to receive an amount equal to the excess of the Fair Market Value on the exercise date over the Fair Market Value on the date the Stock Appreciation Right is granted pursuant to Section 6 of the Plan.

(y)“Separation from Service” means the Participant’s termination of employment with or service to the Holding Company and the Affiliates, determined pursuant to Code Section 409A.

(z)“Termination for Cause” shall mean (i) with respect to an Outside Director, removal from the Board or the board(s) of directors of an Affiliate in accordance with the applicable by-laws of the Holding Company and its Affiliates or (ii) with respect to an Employee, as defined under any employment agreement with the Holding Company or an Affiliate; provided, however, that if no employment agreement exists with respect to the Employee, Termination for Cause shall mean termination of employment because of (A) a material loss to the Holding Company or an Affiliate, or (B) a termination of employment because of a material violation of Holding Company or Bank policies or code of conduct, each as determined by and in the sole discretion of the Committee.

Section 3.  Administration of the Plan.

(a)This Plan shall be administered by the Committee.  Subject to the terms of this Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by this Plan, the Committee shall have full power and authority to determine from time to time:  (i) the individuals to whom Awards may be granted, (ii) the number of shares of Stock to be subject to each Award, (iii) the period during which each Option or Stock Appreciation Right may be exercised, (iv) the price at which each Option or Stock Appreciation Right may be exercised, (v) the terms and conditions of any Award, and (vi) whether, to what extent and under what circumstances Awards may be settled or exercised in cash or other property or canceled, forfeited or suspended.

(b)The Committee shall also:  (i) interpret and administer this Plan and any instrument or agreement relating to, or Award made under, this Plan; (ii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of this Plan; and (iii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of this Plan.

(c)Unless otherwise expressly provided in this Plan, all designations, determinations, interpretations and other decisions under or with respect to this Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including without limitation the Holding Company, any Affiliate and any Participant.

(d)Prohibition of Repricing.  Except in connection with a corporate transaction involving the Holding Company (including, without limitation, any Stock dividend, Stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares of Stock), the terms of outstanding Awards may not be amended without shareholder approval to reduce the exercise price of outstanding Options or Stock Appreciation Rights or to cancel outstanding Options or Stock Appreciation Rights in exchange for cash, Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights, or other Awards or property.

(e)Termination of Plan.  The Plan shall terminate upon the earliest of (a) the tenth anniversary of the Effective Date; (b) the date on which all Stock available for issuance under the Plan has been issued pursuant to the exercise or settlement, as applicable, of Awards granted hereunder or with respect to which payments have been made upon the exercise of Stock Appreciation Rights or other rights; or (c) the determination of the Board that the Plan shall terminate.  No Awards may be granted under the Plan after such termination date, provided that the Awards granted and outstanding on such date shall continue to have force and effect in accordance with the provisions of the Award Agreements evidencing such Awards.

Section 4.  Shares of Stock Subject to Plan.

(a)Grant of Awards.  The Committee shall designate the Employees and Outside Directors eligible to receive Awards and the number of shares of Stock subject to such Awards.

(b)Stock Available for Awards.  Subject to adjustment pursuant to the anti‑dilution adjustment provisions of Section 4(e) hereof, the aggregate number of shares of Stock with respect to which Awards may be granted during the term of the Plan shall not exceed 300,000, plus any shares that as of March 27, 2019 are subject to grants under the Central Federal Corporation 2009 Equity Compensation Plan and that are later forfeited or expire.  Shares with respect to which Awards may be granted may be either authorized and unissued shares of Stock or shares of Stock issued and thereafter acquired by the Holding Company.  All 300,000 shares may be granted as Incentive Stock Options.

(c)Fiscal Year Limits.  Subject to adjustment pursuant to the anti‑dilution adjustment provisions of Section 4(e) hereof, during any fiscal year of the Holding Company, the Committee may not make grants of all forms of Awards to a single Participant in this Plan covering more than an aggregate of 75,000 shares of Stock.  The aggregate Fair Market Value of the shares of Stock (under all plans of the Holding Company and all of its Affiliates), with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, may not exceed $100,000.  Any Options that exceed $100,000 shall be treated as Nonqualified Stock Options.

(d)Share Recycling.  Shares of Stock with respect to which an Award granted hereunder shall have been exercised or settled, as applicable, shall not again be available for grant hereunder.  If Awards granted hereunder shall expire, terminate or be canceled for any reason without being wholly exercised or settled, as applicable, new Awards may be granted hereunder covering the number of shares of Stock to which such Award’s expiration, termination or cancellation relates.  For purposes of clarity, shares of Stock that are withheld from or that are tendered by a Participant (either by delivery or attestation) in payment of an exercise price or to cover withholding tax obligations shall not be available to future grants under the Plan.

(e)Anti‑dilution.  If there is a Stock dividend, Stock split, recapitalization (including payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of shares or other similar corporate change affecting the Stock, the Committee will appropriately adjust (i) the number of shares of Stock that may be issued subject to Awards that may be granted to Participants during any period, (ii) the aggregate number of shares of Stock available for Awards or subject to outstanding Awards (as well as any Stock-based limits imposed under the Plan), (iii) the respective exercise price, number of shares of Stock and other limitations applicable to outstanding Awards, and (iv) and other factors, limits or terms affecting any outstanding Awards.  Notwithstanding the foregoing, an adjustment pursuant to this Section 4(e) shall be made only to the extent such adjustment complies, to the extent applicable, with Code Section 409A.

Section 5.  Options

(a)Grant of Options.  Subject to the terms, restrictions and conditions specified in the Plan and the associated Award Agreement, the Committee may grant Nonqualified Stock Options and Incentive Stock Options to Employees and Nonqualified Stock Options to Outside Directors at any time during the term of the Plan.  Each Option granted hereunder shall be evidenced by minutes of a meeting or the written consent of all of the members of the Committee, and by a written Award Agreement in such form as the Committee shall approve from time to time.  The Award Agreement shall set forth such terms and conditions of the Option as may be determined by the Committee, consistent with the Plan.

(b)Exercise Price.  The exercise price of the Stock subject to an Option shall not be less than the Fair Market Value on the date the Option is granted; provided, however, that the exercise price for an Incentive Stock Option granted to a Participant who owns or who is deemed to own shares possessing more than 10% of the total combined voting power of all classes of shares of the Holding Company or any Affiliate as determined under Code Section 422 (a “10 Percent Owner”), shall not be less than 110% of the Fair Market Value on the date the Incentive Stock Option is granted.

(c)Option Grant and Exercise Periods.  No Option may be granted after the tenth anniversary of the Effective Date.  The period for exercise of each Option shall be determined by the Committee, but in no instance shall such period extend beyond the tenth anniversary of the date of grant of the Option.  The period of exercise for each Incentive Stock Option granted to a 10 Percent Owner may not be more than 5 years from the date of grant of the Option.

(d)Vesting.  Options shall be exercisable according to respective vesting schedules set forth in each Award Agreement as determined by the Committee; provided that vesting of any Option that is based in whole or in part on performance conditions and/or the level of achievement versus such performance conditions shall be subject to a performance period of not less than one year, and vesting of any Option based solely upon continued employment or the passage of time shall vest over a period of not less than three years from the date the Award is made, provided that such vesting may occur in pro rata installments over the three-year period, with the first installment vesting no sooner than the first anniversary of the date of grant of such Award.

(e)Option Exercise Procedure.

(i)Subject to the terms, restrictions and conditions specified in the Plan and the associated Award Agreement, an Option may be exercised in whole or in part (but with respect to whole shares only) and from time to time by delivering to the Holding Company at its principal office written notice of intent to exercise the Option with respect to a specified number of shares of Stock.

(ii)Subject to such terms and conditions as may be determined by the Committee in its sole discretion upon grant of any Option, payment for the shares of Stock to be acquired pursuant to exercise of the Option shall be made as follows:

(A)By delivering to the Holding Company at its principal office a check payable to the order of “Central Federal Corporation” in the amount of the exercise price for the number of shares of Stock with respect to which the Option is then being exercised; or

(B)By tendering to the Holding Company shares of Stock owned by the Participant for at least six months prior to the date the Option is exercised (or such other period acceptable under the generally accepted accounting principles) having an aggregate Fair Market Value as of the date of exercise equal to the exercise price for the number of shares of Stock with respect to which the Option is then being exercised; or

(C)By a cashless exercise (including by withholding shares of Stock deliverable upon exercise and through a broker-assisted arrangement to the extent permitted by applicable law); or

(D)By any combination of payments delivered pursuant to Section 5(e)(ii)(A), (B) and (C) above.

(f)Rights as a Shareholder.  A Participant shall have no rights as a shareholder with respect to any share of Stock subject to such Option prior to the exercise of the Option and the purchase of such shares of Stock.

(g)Requirement of Notification Upon Disqualifying Disposition Under Code Section 421(b).  If any Participant shall make any disposition of shares of Stock delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (i.e., a disqualifying disposition), such Participant shall notify the Holding Company of such disposition within ten days thereof.

Section 6.  Stock Appreciation Rights

(a)Grant of Stock Appreciation Rights.  Subject to the terms, restrictions and conditions specified in the Plan and the associated Award Agreement, the Committee may grant Stock Appreciation Rights to Participants at any time during the term of the Plan, either alone or in tandem with other Awards.  Such Stock Appreciation Rights shall be evidenced by an Award Agreement in such form as the Committee shall from time to time approve.  Such Award Agreements shall comply with, and be subject to, the following terms and conditions:

(b)Exercise Price.  The exercise price of a Stock Appreciation Right may not be less than 100% of the Fair Market Value on the date of grant.

(c)Stock Appreciation Right Period and Exercise.  The Award Agreement will specify the period over which a Stock Appreciation Right may be exercised and the terms and conditions that must be met before it may be exercised; provided, however, that an Award Agreement may not permit the Stock Appreciation Right to be exercisable more than 10 years after the date of grant.  A Participant may exercise a Stock Appreciation Right by giving written notice of exercise on a form acceptable to the Committee specifying the portion of the Stock Appreciation Right being exercised.

(d)Vesting.  Stock Appreciation Rights shall be exercisable according to respective vesting schedules set forth in each Award Agreement as determined by the Committee; provided that vesting of any Stock Appreciation Right that is based in whole or in part on performance conditions and/or the level of achievement versus such performance conditions shall be subject to a performance period of not less than one year, and vesting of any Stock Appreciation Rights based solely upon continued employment or the passage of time shall vest over a period of not less than three years from the date the Award is made, provided that such vesting may occur in pro rata installments over the three-year period, with the first installment vesting no sooner than the first anniversary of the date of grant of such Award.

(e)Calculation of Appreciation.  Upon the exercise of Stock Appreciation Right, the Participant shall be entitled to receive either (i) cash equal to the excess of the Fair Market Value on the exercise date over the Fair Market Value on the date the Stock Appreciation Right was granted, multiplied by the number shares of Stock with respect to which the Stock Appreciation Right is being exercised (the “Cash Amount”), or (ii) a number of shares of Stock equal to the Cash Amount divided by the Fair Market Value on the exercise date of the Stock Appreciation Right.

(f)Payment of Appreciation.  The total appreciation available to a Participant from an exercise of a Stock Appreciation Right shall be paid in a single lump sum payment in either cash or shares of Stock, as determined by the Committee.

Unless an Award Agreement provides that any fractional shares shall be rounded down and forfeited, the Participant will receive cash in lieu of fractional shares.

(g)Rights as a Shareholder.  A Participant shall have no rights as a shareholder with respect to any share of Stock subject to a Stock Appreciation Right.

Section 7.  Restricted Stock

(a)Grant of Restricted Stock.  Subject to the terms, restrictions and conditions specified in the Plan and the associated Award Agreement, the Committee may grant Restricted Stock to Participants at any time during the term of the Plan.  Such Restricted Stock shall be subject to the terms and conditions that the Committee specifies in the Award Agreement and to the terms and conditions of the Plan.  At the Committee’s sole discretion, all shares of Restricted Stock will be held by the Holding Company as escrow agent or issued to the Participant in the form of certificates bearing a legend describing the restrictions imposed on the shares.  If the recipient of a Restricted Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Stock subject to the grant may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant.

(b)Earning Restricted Stock.  Restricted Stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the terms, restrictions and conditions imposed on the Restricted Stock have lapsed as described in the Award Agreement.  Restricted Stock will be (i) forfeited if all terms, restrictions and conditions described in the Award Agreement have not been satisfied or (ii) released from escrow and distributed (or any restrictions described in the certificates removed) as soon as practicable after all terms, restrictions and conditions described in the Award Agreement have been satisfied.  Vesting of any Restricted Stock that is based in whole or in part on performance conditions and/or the level of achievement versus such performance conditions shall be subject to a performance period of not less than one year, and vesting of any Restricted Stock based solely upon continued employment or the passage of time shall vest over a period of not less than three years from the date the Award is made, provided that such vesting may occur in pro rata installments over the three-year period, with the first installment vesting no sooner than the first anniversary of the date of grant of such Award.

(c)Rights Associated with Restricted Stock.  During the applicable period of restriction and unless the Award Agreement provides otherwise, each Participant to whom Restricted Stock has been granted (i) may exercise full voting rights associated with that Restricted Stock and (ii) will be entitled to receive all dividends and other distributions paid with respect to that Restricted Stock; provided, however, that such dividends or other distributions shall be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were issued.  This means that no accrued dividends shall be paid to the Participant until the restrictions on the Restricted Stock lapse and such dividends shall be forfeited to the extent that the Participant forfeits the related Restricted Stock.

(d)Notification of Code Section 83(b) Election.  In the event that a Participant wishes to elect under Code Section 83(b) to include in gross income in the year of transfer the amounts specified in Code Section 83(b), the Participant shall notify the Holding Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b).

Section 8.  Restricted Stock Units

(a)Grant of Restricted Stock Units.  Subject to the terms, restrictions and conditions specified in the Plan and the associated Award Agreement, the Committee may grant Restricted Stock Units to Participants at any time during the term of the Plan.  Such Restricted Stock Units shall be subject to the terms and conditions that the Committee specifies in the Award Agreement and the terms and conditions of the Plan.

(b)Award Agreement.  Each Award of Restricted Stock Units shall be evidenced by an Award Agreement that specifies the number of shares of Stock underlying the Award, the restricted period, the conditions upon which the restrictions on the Restricted Stock Units will lapse, the time at which and form in which the Restricted Stock Units will be settled, and such other terms and conditions as the Committee determines and which are not inconsistent with the terms and conditions of this Plan.

(c)Terms, Conditions and Restrictions.  The Committee shall impose such other terms, conditions and restrictions on any Award of Restricted Stock Units as the Committee may deem advisable, including, without limitation, restrictions based on the achievement of specific performance goals, time-based restrictions, holding requirements or sale restrictions placed on the underlying shares of Stock by the Holding Company upon vesting of such Restricted Stock Units.  Vesting of any Restricted Stock Unit that is based in whole or in part on performance conditions and/or the level of achievement versus such performance conditions shall be subject to a performance period of not less than one year, and vesting of any Restricted Stock Unit based solely upon continued employment or the passage of time shall vest over a period of not less than three years from the date the Award is made, provided that such vesting may occur in pro rata installments over the three-year period, with the first installment vesting no sooner than the first anniversary of the date of grant of such Award.

(d)Form of Settlement.  An Award of Restricted Stock Units may be settled in full shares of Stock, in cash or in a combination thereof, as specified by the Committee in the related Award Agreement.

(e)Dividend Equivalents.  Awards of Restricted Stock Units may provide the Participant with dividend equivalents, as determined by the Committee in the Committee’s sole discretion and as set forth in the related Award Agreement; provided, however, that such dividend equivalents shall be subject to the same terms and conditions, including the applicable forfeiture conditions, as the Restricted Stock Units.  This means that no amount shall be paid in connection with a dividend equivalent right until shares of Stock are issued or cash is paid in connection with the Restricted Stock Units and any dividend equivalents shall be forfeited to the extent that the Participant forfeits the related Restricted Stock Units.

(f)No Voting Rights.  In no event will a Participant have any voting rights with respect to the shares of Stock underlying the Restricted Stock Units.

Section 9.  General Provisions.

(a)Nontransferability.  Except as specifically permitted in an Award Agreement, during a Participant’s lifetime, any Award may be exercised only by the Participant or any guardian or legal representative of the Participant and the Award shall not be transferable except by will or the laws of descent and distribution.  No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Holding Company or any Affiliate.

(b)Effect of Termination, Disability or Death.  Unless otherwise specified in the Award Agreement or determined by the Committee, all Awards will be exercisable or forfeited as described in this Section 9(b):

(i)Termination.  If a Participant’s service as an Outside Director or an Employee terminates for any reason, other than Retirement, Disability, death or Termination for Cause, before the date of expiration of the Awards held by such Participant, (A) any Options and Stock Appreciation Rights that are not exercisable, and any unvested Restricted Stock and Restricted Stock Units, shall become null and void on the date of such termination and (B) all exercisable Options and Stock Appreciation Rights shall terminate on the earlier of (1) the date of expiration of the Options and Stock Appreciation Rights, as applicable, or (2) 3 months following the date of the Participant’s termination.

(ii)Retirement.  If a Participant Retires before the date of expiration of the Awards held by such Participant, (A) any Options and Stock Appreciation Rights that are not exercisable, and any unvested Restricted Stock and Restricted Stock Units, shall become null and void on the date of such termination; (B) all exercisable Options and Stock Appreciation Rights shall terminate on the earlier of (1) the date of expiration of the Options and Stock Appreciation Rights, as applicable, or (2) one year following the date of the Participant’s termination; and (C) to the extent provided in an Award, any unvested Restricted Stock Units shall become fully vested.  Any Incentive Stock Options exercised more than three (3) months following a Participant’s Retirement date will be treated as Nonqualified Stock Options for tax purposes.

(iii)Disability or Death.  If a Participant’s service as an Outside Director or an Employee terminates due to his death or Disability before the expiration of the Awards held by the Participant, (A) any Options and Stock Appreciation Rights that are not exercisable shall become exercisable and all Options and Stock Appreciation Rights shall terminate on the earlier of (1) the date of expiration of the Options and Stock Appreciation

Rights, as applicable, or (2) one year following the date of the Participant’s death or Disability; and (B) any unvested Restricted Stock and Restricted Stock Units shall become fully vested.  The executor, administrator or personal representative of the estate of a deceased Participant, or the person or persons to whom an Award granted hereunder shall have been validly transferred by the executor, the administrator or the personal representative of the Participant’s estate, shall have the right to exercise the Participant’s Option or Stock Appreciation Right or receive the Participant’s Restricted Stock and Restricted Stock Units.

(iv)Termination for Cause.  If a Participant’s service as an Outside Director or an Employee Terminates for Cause, any outstanding Award shall become null and void on the date of such termination.

An Employee who also serves as a director of the Holding Company or an Affiliate, who terminates employment with the Holding Company and all Affiliates, but who retains his status as a director, is not considered terminated with respect to any outstanding Award until the date the Participant ceases to be both an Outside Director and an Employee.

(c)Effect of a Change in Control.

(i)Upon a Change in Control, (A) all Options and Stock Appreciation Rights held by an individual as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the term of the Option or Stock Appreciation Right; and (B) any unvested Restricted Stock and Restricted Stock Units shall become fully vested.

(ii)In the event of a Change of Control, each outstanding Option or Stock Appreciation Right may be assumed or an equivalent option or right shall be substituted by the successor corporation or a parent or subsidiary of such successor corporation.  If such successor corporation does not agree to assume the outstanding Options or to substitute equivalent options or rights, then each Option, at the direction and discretion of the Committee:

(A)may (subject to such conditions, if any, as the Committee deems appropriate under the circumstances) be cancelled unilaterally by the Holding Company in exchange for (a) a transfer to such Participant of the number of whole shares of Stock, if any, equal in Fair Market Value to the then-difference between the exercise price of the Option or Stock Appreciate Right and the Fair Market Value of the Stock issuable upon the Option’s or Stock Appreciation Right’s exercise, or (b) a cash payment equal to the then-difference between the exercise price of the Option or Stock Appreciation Right and the Fair Market Value of the Stock issuable upon the Option’s or Stock Appreciation Right’s exercise.

(B)may be cancelled unilaterally by the Holding Company if the exercise price equals or exceeds the Fair Market Value of a share of Stock on a date set by the Board.

(d)Amendment, Modification and Termination of the Plan.

(i)The Committee may terminate, modify or amend this Plan at any time.  No such action to amend the Plan shall reduce the then-existing number of Awards granted to any Participant or adversely change the terms and conditions thereof without such Participant’s consent.

(ii)In no event shall the Board of Directors amend the Plan or shall the Committee amend an Award Agreement in any manner that effectively:  (A) allows any Option to be granted with an Exercise Price below the Fair Market Value of the Stock on the date of grant; (B) allows the Exercise Price of any Option previously granted under the Plan to be reduced after the date of grant; (B) extends the Option term, unless and until the Committee determines that such extension does not cause the Option to cease to be exempt from Code Section 409A because it does not constitute a deferral of compensation that would subject the Option to the excise taxes provided under Code Section 409A.

(iii)In addition, no amendment or modification of the Plan shall become effective without the approval of such amendment or modification by a majority of the shareholders of the Company:

(A)if such amendment or modification increases the maximum number of shares subject to the Plan (except as provided in Section 4(e)) or changes the designation or class of persons eligible to receive Awards under the Plan; or

(B)to make any grants of Awards after any change in the granting corporation (for example, by assumption of the Plan by another corporation) or in the definition of Stock; or

(C)if counsel for the Holding Company determines that such approval is otherwise required by or necessary to comply with applicable law.

(e)No Right to Continued Employment.  Eligibility for participation in this Plan or the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ or service of the Holding Company or an Affiliate.  Further, the Holding Company or an Affiliate may at any time dismiss a Participant from employment or service as an Outside Director, free from any liability or any claim under this Plan, unless otherwise expressly provided in this Plan or in any Award Agreement.

(f)Tax Withholding.  The Holding Company and/or any applicable Affiliate will withhold from amounts distributed to a Participant under this Plan or require the Participant to remit to the Holding Company or any applicable Affiliate an amount sufficient to satisfy all federal, state and local income and employment tax withholding requirements with respect to any amounts paid pursuant to the terms of this Plan.  At the discretion of the Committee, a Participant may be permitted to pay to the Holding Company the withholding amount in the form of cash, shares of Stock owned by the Participant for at least the previous six months (or such other period acceptable under the generally accepted accounting principles) or by having the Holding Company withhold shares of Stock from the settlement of the Award.  If payment of the withholding amount is made by tendering shares of Stock, the value of the shares of Stock delivered shall equal the Fair Market Value on the applicable day.

(g)Severability.  If any provision of this Plan is held unenforceable, the remainder of the Plan shall continue in full force and effect without regard to such unenforceable provision and shall be applied as though the unenforceable provision were not contained in this Plan.

(h)Other Compensation.  The adoption of the Plan shall not preclude the Holding Company or any Affiliate from establishing any other forms of incentive or other compensation for Outside Directors or Employees.

(i)No Impact on Benefits.  Any amounts paid from the Plan are not compensation for purposes of calculating the Participant’s rights under any employee benefit plan that does not specifically require the inclusion of such amounts in calculating benefits.

(j)Golden Parachute Tax.  If the payments and the value of benefits received or to be received by a Participant under this Plan, together with any other amounts and the value of benefits received or to be received by the Participant in connection with a Change in Control would result in the imposition of an excise tax pursuant to or by reason of Code Section 4999, then the payment and value of benefits generating that excise tax will be reduced to the extent needed to avoid that excise tax.

(k)Unsecured and Unfunded Obligation.  All payments of benefits under this Plan shall be made directly from the general assets of the Holding Company, and the right of any Participant to any payment of such benefits shall be solely that of an unsecured general creditor of the Holding Company.  No assets of the Holding Company or any Affiliate shall be set aside, earmarked, placed in trust or escrow or represented as being specifically set aside to provide for benefits under this Plan.

(l)Requirements of Law.  The grant of Awards and the issuance of shares of Stock under this Plan are subject to all applicable laws, rules and regulations and to any required approvals of any governmental agencies or national securities exchanges.  Also, no shares of Stock will be issued under the Plan unless the Holding Company is satisfied that the issuance of those shares of Stock will comply with applicable federal and state securities laws.  Shares of Stock tendered under the Plan may be subject to any stock transfer orders and other restrictions that the Committee believes to be advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any exchange, market or other quotation system on or through which the Holding Company’s securities are then traded, or any other applicable federal or state securities law.  The Committee may cause a legend or legends to be placed on any certificates issued under the Plan to make appropriate reference to restrictions within the scope of this section.

(m)Governing Law.  This Plan shall be construed in accordance with and governed by the laws of the State of Delaware without regard to conflicts-of-laws principles that would require the application of any other law.

(n)Headings.  Headings are inserted in this Plan for convenience of reference only and are to be ignored in a construction of the provisions of this Plan.

(o)Jurisdiction and Jury Trial Waiver.  All disputes of any kind or nature arising out of or in any way connected to the interpretation of this Plan shall be resolved in the state or federal courts located in Franklin County, Ohio.  All parties under this Plan agree to waive the right to trial by jury for all purposes in any dispute arising out of or in any way connected to the interpretation of this Plan.

(p)Code Section 409A.  This Plan is intended to comply with the requirements of Code Section 409A, and the Holding Company will interpret, apply and administer this Plan in accordance with this intent.  Notwithstanding the foregoing, none of the Holding Company, the Board or its delegates shall have any liability to a Participant for failure to comply with the requirements of Code Section 409A.  If an Award is intended to be subject to Section 409A, Participants who are “specified employees” (as defined under Section 409A), shall not be paid any amount under such Award in connection with a separation from service until the first day of the seventh month after such separation from service.

(q)Plan Binding on Successors.  The Plan shall be binding upon the successors and assigns of the Holding Company.

This Plan is adopted by the Board on the 27th day of March, 2019.

IN WITNESS WHEREOF, the Holding Company has caused the Plan to be executed this 27th day of March, 2019.

CENTRAL FEDERAL CORPORATION

By:/s/ Timothy T. O’Dell

Name:Timothy T. O’Dell

Title:President and Chief Executive Office

CF BANKSHARES INC. 4960 E. Dublin Granville Rd. Suite 400 Columbus. OH 43081 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on May 28, 2024. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/CFBK2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE -1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on May 28, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01) Edward W. Cochran 02) Timothy T. O'Dell Withhold For All All Except To withhold authority to vote for any individual nominee(s), mark “For All Except" and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain 2. To approve, on a non-binding advisory basis, the compensation of the Company's named executive officers. 3. To ratify the appointment of FORVIS, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024. 4. To approve the First Amendment to the Company's 2019 Equity Incentive Plan to increase the number of shares of common stock reserved for awards thereunder from 300,000 to 500,000. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.Droxvvote.com CF BANKSHARES INC. Annual Meeting of Stockholders May 29, 2024 at 10:00 AM, EDST This proxy is solicited on behalf of the Board of Directors The undersigned stockholder hereby appoints Thomas P. Ash and David L. Royer, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of Common Stock of CF BANKSHARES INC. that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held virtually, via live webcast by visiting www.virtualshareholdermeeting.com/CFBK2024, at 10:00 AM, EDST, on May 29, 2024, and any adjournment(s) thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed and dated on reverse side